Exhibit 4.7

REDACTED COPY

Certain identified confidential information has been redacted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Confidential portions of this Exhibit are designated by [*****].

Commercial Proposal

PAGSEGURO – WATSON

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

COMMERCIAL PROPOSAL UOL DIVEO OPT 19/26811

Page: 2 /7

São Paulo, May 31st, 2019.

To PAGSEGURO INTERNET LTDA

Att.: Raphael Bittencourt

Referring to the Proposals UOL DIVEO OPT 19/26811

In response to your request, we present a proposal for an integrated technology solution to meet the expectations of PAGSEGURO INTERNET LTDA in relation to IT infrastructure services.

We provide PAGSEGURO INTERNET LTDA with our experience of excellent quality services provided to the corporate market. We developed this Proposal with the commitment to offer the solution which most adheres to the business needs of PAGSEGURO INTERNET LTDA.

Below we present our technical proposal and we thank you for the opportunity, making ourselves available for any clarifications.

Best regards,

/s/ Joana Monteiro Fernandes Adolfs

Joana Monteiro Fernandes Adolfs

Account Manager

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

COMMERCIAL PROPOSAL UOL DIVEO OPT 19/26811

Page: 3 /7

Confidentiality Agreement	4
Commercial Conditions:	5
Considerations:	5

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

COMMERCIAL PROPOSAL UOL DIVEO OPT 19/26811

Page: 4 /7

Confidentiality Agreement

All information contained in this document is strictly confidential and is provided for the sole purpose of technically describing UOL DIVEO solutions at the request of PAGSEGURO INTERNET LTDA, and should not be used for any other purpose.

With respect to the services described herein, if PAGSEGURO INTERNET LTDA chooses a supplier other than UOL DIVEO, or that does not select any supplier within the 15 days from the date of this proposal, PAGSEGURO INTERNET LTDA, agrees to return all exclusive and confidential information belonging to UOL DIVEO, including, but not limited to, this document, and it shall not use or disclose this information in any way in order to gain an unfair business advantage for itself, its subsidiaries, associations or partners of any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOL DIVEO.

PAGSEGURO INTERNET LTDA shall not publish or disclose this information, either in whole or in part, without prior written permission from UOL DIVEO. Several of the service and company names mentioned in this document are registered trademarks. All of them are acknowledged upon this statement.

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

COMMERCIAL PROPOSAL UOL DIVEO OPT 19/26811

Page: 5 /7

Commercial Conditions:

Description of the Services	[*****]
	Without Taxes	With Taxes
Referring to the services described in the Technical Proposals OPT19/26811	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

*	Amounts subject to change due to [*****].

Considerations:

◾

Validity of this proposal: 15 business days. After this period has elapsed without the CUSTOMER having returned the signed document to UOL DIVEO, the terms and conditions set forth herein may be revised by UOL DIVEO;

◾	Taxes and rates shall apply in accordance with current legislation:

o

Services of the Data Center Solution, Managed Services, Software as a Service, Application Services and/or Security Management Services are levied with ISS, PIS and COFINS, according to the nature of the service;

o	Internet access services and Cloud services are subject to PIS and COFINS.

◾

Any alterations in their rates or in the calculation basis of taxes levied on the value of the supply object of this proposal, as well as any taxes which may be created as of this date, even if due to the revocation of exemption, shall determine the reformulation of the prices offered for more or less, in line with the occurred alteration;

◾

The non-compliance by the CUSTOMER with obligations defined in the Technical and Commercial Proposals, which imply a delay in the originally proposed schedule does not exempt the CUSTOMER from timely compliance with other obligations, especially those related to payments due;

◾	[*****] shall be billed as follows:

o	[*****];

o	[*****];

o	[*****].

[*****] Confidential information redacted

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

COMMERCIAL PROPOSAL UOL DIVEO OPT 19/26811

Page: 6 /7

◾	This proposal does not include cost with local cross-connection with Third Party Operators;

◾

The items contracted through this proposal may be available according to the supply of third parties or own stock, and may result in partial deliveries, which, if they occur, must have their respective terms of acceptance approved by the CUSTOMER for billing composition;

◾	Any re-installation, either of servers, operating systems or database, at the request of the Customer due to problems in the application, may be the subject of an additional commercial proposal;

◾

If the provision of Internet access through the UOL DIVEO 95 percentile is contracted, the excess Mbps shall be 15% higher than the minimum contracted Mbps value (according to the metrics established in the Technical Proposal);

◾

UOL DIVEO Scale Backup: If contracted, a monthly measurement of the daily backup volume of all servers shall be performed. At the beginning of each month, UOL DIVEO shall verify the day of the previous month when the highest backup peak occurred. If the customer exceeds the contracted backup volume, it shall be charged at the value of the highest peak exceeded. All the rules for utilization of the backup and restrictions are found in the Technical Proposal.

◾

Cloud Backup: If contracted, monthly measurements shall be made of the backup volume of all the considered servers. If the customer exceeds the monthly contracted backup volume, it shall be charged by the amount exceeded. All the rules for utilization of the backup and restrictions are found in the Technical Proposal.

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

COMMERCIAL PROPOSAL UOL DIVEO OPT 19/26811

Page: 7 /7

The present technical proposal is governed by the Hosting services contracting instrument, signed between PAGSEGURO INTERNET LTDA and UOL DIVEO on 01/01/2017.

São Paulo, May 31st, 2019

UOL DIVEO TECNOLOGIA LTDA

-DocuSigned by: /s/ Rogildo Torquato Landim Name: Rogildo Torquato Landim ID:	-DocuSigned by: /s/ Marcelo Moojen Epperlein Name: Marcelo Moojen Epperlein ID:

PAGSEGURO INTERNET LTDA.

-DocuSigned by: /s/ Renato Bertozzo Duarte Name: Renato Bertozzo Duarte ID:	-DocuSigned by: /s/ Marcelo Ivaldo da Silva Name: Marcelo Ivaldo da Silva ID:

WITNESSES

-DocuSigned by: /s/ Marcio Drumond Araujo Name: Marcio Drumond Araujo ID:	-DocuSigned by: /s/ Joana Monteiro Fernandes Adolfs Name: Joana Monteiro Fernandes Adolfs ID:

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

Technical Proposal

MSS – SIEM as a Service

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

TECHNICAL PROPOSAL UOL Diveo—OPTs 18/25482 and 19/26811	Page: 2

Presentation

São Paulo, May 16th , 2019

Referring to the Proposal UOL Diveo OPTs 18/25482 and 19/26811

Att. Mr. Raphael Bittencourt Simões Costa

Upon your request, we present the technical proposal for the execution of the UOL DIVEO SIEM service, which aims to correlate events from logs (information) extracted from IT elements and generate management information about possible attacks and support to incidents. We provide PAGSEGURO INTERNET LTDA with our experience of excellent quality services provided to the corporate market. We developed this Proposal with the commitment to offer the solution which most adheres to the business needs of PAGSEGURO INTERNET LTDA.

We thank you for the opportunity and are at your entire disposal for any clarifications which may be necessary.

Best regards,

/s/ Michel Dias de Oliveira Michel Dias de Oliveira Solution Architect [*****] Phone No. [*****]	/s/ Thais Figueiredo Thais Figueiredo Solution Architect

[*****] Confidential information redacted

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

TECHNICAL PROPOSAL UOL Diveo—OPTs 18/25482 and 19/26811	Page: 3

Confidentiality

All information contained in this document is strictly confidential and is provided for the sole purpose of technically describing UOL DIVEO solutions at the request of PAGSEGURO INTERNET LTDA, and should not be used for any other purpose.

With respect to the services described herein, if PAGSEGURO INTERNET LTDA chooses a supplier other than UOL DIVEO, or that does not select any supplier within the 15 days from the date of this proposal, PAGSEGURO INTERNET LTDA, agrees to return all exclusive and confidential information belonging to UOL DIVEO, including, but not limited to, this document, and it shall not use or disclose this information in any way in order to gain an unfair business advantage for itself, its subsidiaries, associations or partners of any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOL DIVEO.

PAGSEGURO INTERNET LTDA shall not publish or disclose this information, either in whole or in part, without prior written permission from UOL DIVEO. Several of the service and company names mentioned in this document are registered trademarks. All of them are acknowledged upon this statement.

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

TECHNICAL PROPOSAL UOL Diveo—OPTs 18/25482 and 19/26811	Page: 4

MSS—Managed Security Services

UOL DIVEO’s Managed Security Services (MSS) go beyond the traditional by deploying, operationalizing, monitoring and suggesting improvements to the security environment. They act in a proactive and innovative manner, adding continuous improvements and anticipating possible impacts, with the effectiveness of the results achieved, commitment to activities and transparency through performance indicators and periodic executive reports, calling the customers’ attention to the benefits that this type of service modality adds to their business.

UOL DIVEO strongly invests in research, development and training with the use of specialized technologies in Information Security which provides a portfolio of products and services aimed at meeting the needs of your business, providing adequate levels of security to protect the environment and supporting strategic areas through our Security Operations Center (SOC), which operates 24x7x365.

Our goal is to be acknowledged as a strategic partner by our customers, committed to results in protecting their assets, services and critical information, constantly striving for excellence and continuous improvement to protect them in the face of the constant challenges that permeate the digital world.

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

TECHNICAL PROPOSAL UOL Diveo—OPTs 18/25482 and 19/26811	Page: 5

SCOPE OF THE PROJECT

PURPOSE:

Presenting a Technical Proposal which shall meet the needs of a solution related to the provision of SIEM Service to PAGSEGURO INTERNET LTDA. This proposal includes Attachment I (Technical Description), Attachment II (SLA), Attachment III (Penalties).

INTEGRATED SECURITY SOLUTIONS:

SIEM	Correlation Service of IT elements with extraction of effective results for preventive action in the identification of attacks, response to incidents and support for risk management

PROJECT SCOPE:

Elements considered for this proposal:

◾

SIEM (Security Information and Event Management) as a UOL DIVEO service for [*****] EPS (Events Per Second), including log collection settings, Flows collection and components in QRadar High Availability solution ensuring the availability of log collection, Watson Advisor for [*****] EPS (Events per Second) with installation, event processing and presentation of monitoring results in a console via standard dashboard.

[*****] Confidential information redacted

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

TECHNICAL PROPOSAL UOL Diveo—OPTs 18/25482 and 19/26811	Page: 6

TECHNICAL SOLUTION

SIEM for [*****] EPS

Correlation service of IT elements with extraction of effective results for preventive action in the identification of attacks, response to incidents and support for the management of risks in High Availability (active vs. passive).

The included features are:

✓  Network Analytics through the collection of Flows;

✓  X-Force Integration;

✓  Watson Advisor for [*****] EPS (SIEM Advisor).

During the design phase of the project, the possibility of using two Apps that were included in the project discussed here was identified: UBA (User Behavior Analytics) and Threat Content. The following lines detail more about these elements.

The App Threat Content has the function of detecting the communication that hosts that were categorized as suspicious by the IBM X-Force service, favoring the identification of elements such as:

➣	Botnet: Successful inbound connection of known botnet C&C (Command and Control) software;

➣	WormDetection: Successful connections to the Internet on common Worm ports set to apply only to successful connections;

[*****] Confidential information redacted

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

TECHNICAL PROPOSAL UOL Diveo—OPTs 18/25482 and 19/26811	Page: 7

➣	Chained exploration followed by suspicious events.

All rules used by this App use IBM X-Force as a source of collection of malicious IPs and urls, among other information.

The App for UBA activity has the function of providing early visibility of internal threats to analyze usage patterns of internal users, determining their credentials or systems which have been compromised by cyber criminals. The application has a user-centric control panel, which shows users at risk by name and their anomalous activities, in addition to general incidents. The main care for the use of this App is the integration with the LDAP base to identify the users involved.

The SIEM Advisor feature with Watson contemplates the installation of an agent (module) in the SIEM infrastructure presented here. This agent shall communicate with IBM Watson over the Internet, which is positioned as a service (SaaS) in the IBM Cloud. The main function of the SIEM Advisor is to help reduce analysis time and simplify activities related to the interpretation of security events.

For the foreseen retention area, this proposal considers an area for 3 months of waiting with storage volume configured in the environment.

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

TECHNICAL PROPOSAL UOL Diveo—OPTs 18/25482 and 19/26811	Page: 8

ILLUSTRATIVE TOPOLOGY OF THE PROJECT

[*****]

Each asset must send its log records for treatment of the collector described here via syslog (from PagSeguro) or API compatible with UOL DIVEO’s SIEM solution.

[*****] Confidential information redacted

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

TECHNICAL PROPOSAL UOL Diveo—OPTs 18/25482 and 19/26811	Page: 9

The Flows shall be sent to the collector by the network/security devices (switches and firewalls) with a limit of [*****] flows per minute, indicating the port mirroring of the desired equipment, with the logs being analyzed by the server indicated by the UOL DIVEO team.

Standard Contracting
Service	Description
Technical support

The UOL DIVEO operations team has the following activities for technical support:

•   Service through the Customer Panel or telephone service via Service Desk;

•   Clarification on the usability of the Customer Panel, service channels and access to documentation;

•   Clarifications regarding the installation process;

•   Information on general documentation and billing.

Environment installation

The installation activity consists of tasks, among them:

•   Alignment kick-off;

•   Learning for identification of patterns and general adjustments for 30 days;

•   Creation of a standard Dashboard containing up to 5 views.

•   Analysis of received logs;

•   Meetings for alignment (via Skype for Business/Teams).

Multiple availability zones	Option for allocation of the resources in different availability zones in the city of São Paulo or Barueri according to the technical proposal text. There is high availability configured by default by the product.

[*****] Confidential information redacted

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

TECHNICAL PROPOSAL UOL Diveo—OPTs 18/25482 and 19/26811	Page: 10

CONSIDERATIONS

☐	UOL DIVEO shall provide access to the SIEM solution console as UOL DIVEO service for PAGSEGURO INTERNET LTDA;

☐	Data retention in SIEM:

o

The SIEM service logs shall be retained for 3 months with storage volume properly configured for that. If the customer requests a retention time different from the one projected here, UOL DIVEO shall present an additional quote for approval of the new costs involved.

o

PAGSEGURO INTERNET LTDA hereby undertakes to remove the information related to credit card numbers in the log files examined by the SIEM solution presented here, replacing them with a code to be analyzed;

☐	Storage segmentation:

o	The logs shall be stored in a dedicated (segmented) repository to PAGSEGURO INTERNET LTDA.

☐

The online logs, defined here initially to cover a retention period of 3 months, shall make use of part of the 15Tbyte storage area included in this project. Such area shall also be used for the creation of disk structures destined to search indexes (indexing and quick search indexing), together with the offline backups and retentions of the events desired by PAGSEGURO INTERNET LTDA. If additional space is needed, it shall be up to PAGSEGURO INTERNET LTDA to request the commercial area for such space, UOL DIVEO being responsible for presenting the additional value to the existing monthly fee;

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

TECHNICAL PROPOSAL UOL Diveo—OPTs 18/25482 and 19/26811	Page: 11

☐	Contracting time: 1 year and the validity of this proposal is 30 days;

☐	Connectivity:

•	Connectivity, as well as its configuration to the SIEM service environment described here, is the responsibility of PAGSEGURO INTERNET LTDA, thus, the costs for such are not included here;

☐	Operation (SOC and Apps) and knowledge of the solution are the responsibilities of PAGSEGURO INTERNET LTDA;

☐	UOL DIVEO shall not be responsible for configuring the assets involved for the submission of logs, nor for providing network connectivity for such;

☐

If the use of any specific functionality of the IBM X-Force service implies additional costs, UOL DIVEO shall inform PAGSEGURO INTERNET LTDA and present the specific quote in order to obtain its approval;

☐	The use of the UBA App implies configuring LDAP access with the PAGSEGURO INTERNET LTDA environment. Such integration is not included in this quote;

☐	The configuration of each and every App is the responsibility of PAGSEGURO INTERNET LTDA;

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

TECHNICAL PROPOSAL UOL Diveo—OPTs 18/25482 and 19/26811	Page: 12

☐

Should the volume of Events exceed the value contracted for the use of IBM Watson, UOL DIVEO shall be responsible for informing PAGSEGURO INTERNET LTDA of any additional costs for the monetary difference to be paid, and PAGSEGURO INTERNET LTDA must analyze whether such volume shall be recurrent or whether usage configuration should be reviewed;

☐

The storage category to be used is Silver (Midrange) and, therefore, presents low performance in IOPS (462 IOPS per Terabyte). If there is a need to change performance, there shall be a revision with a new proposal.

☐	The present technical proposal is governed by the Information Security services contracting instrument, signed between PAGSEGURO INTERNET LTDA and UOL DIVEO on 01/01/2017;

☐	The activities provided by IBM Watson are the responsibility of its supplier, and do not hold UOL DIVEO liable for its infrastructure, SLA, management, maintenance or updating;

☐	Any service after implementation, must be requested through a commercial agreement. The punctual contracting model shall be per hour of technical Information Security professional.

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

TECHNICAL PROPOSAL UOL Diveo—OPTs 18/25482 and 19/26811	Page: 13

Responsibilities

UOL DIVEO’S Responsibilities:

◾

Storing the security event records of the offline and online environment in a fully accessible manner, limited to a volume of 15 TB. Exceeding this volume (15 TB), a new negotiation shall be necessary.

◾	Maintaining the product infrastructure configured in accordance with the best market practices;

◾	Maintaining the maintenance/support of the environment in order to make the SIEM solution as UOL DIVEO service available.

PAGSEGURO INTERNET LTDA’S RESPONSIBILITIES:

◾	The increase in the volume of events per second (EPS) or Flows shall be the object of an additional commercial proposal;

◾	Performing the necessary configurations so that the solution (SIEM as a UOL DIVEO service) acts as expected by PAGSEGURO INTERNET LTDA;

◾	Performing the monitoring (SOC) of the events identified by the SIEM solution;

◾	Reporting to UOL DIVEO any problem with SIEM as a service UOL DIVEO, characterized as a technical problem that causes unavailability of the solution.

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

TECHNICAL PROPOSAL UOL Diveo—OPTs 18/25482 and 19/26811	Page: 14

Attachment I—SIEM (Security Information and Event Management)

Correlation product of IT elements with extraction of effective results for preventive action in the identification of attacks, response to incidents and support for risk management. This solution complies with requirement 10 of the PCI-DSS standard.

Solution offered in the Software as a Service (SaaS) modality by UOL DIVEO.

☒	BENEFITS:

☐	Effective Monitoring:

•	It treats the huge number of daily security events generated by the assets to a manageable list and prioritized actions;

•	Automation of event analysis to discern real and intrusive attacks;

•	Flexibility in creating rules and dashboards, which promotes agility in handling alerts and incidents;

•	Detection based on anomalous behavior.

☐	Real-Time Reaction:

•	Use of advanced technologies for correlating events;

•	Increases effectiveness in detecting incidents;

•	Reduces reaction time.
☐	Improved monitoring:

•	With continuous use, the customer’s environment and guidelines are better understood;

•	Monitoring rules are improved;

•	Process support.
☐	Support for Audit and Investigative Processes:

•	Preserves the logs in their original format;

•	Traceability to investigative, auditing and regulatory processes;

•	Compliance with the main market standards and methodologies.

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

TECHNICAL PROPOSAL UOL Diveo—OPTs 18/25482 and 19/26811	Page: 15

Attachment II—SLA

Activities	Item
Monitoring and management of the assets of the contracted MSS services	24x7x365
Datacenter availability	99.90%
Customer Dashboard Availability	99.50% (excluding technical operational windows)
Unavailability notification	30 minutes (after detected by SOC monitoring)
Incident alert notification	45 minutes (after detected by SOC monitoring for High Priority alerts)
Beginning of action in the event of an Incident	15 minutes (after detected by SOC monitoring for High Priority alerts)
Service Requests (Information, Analysis and Policy Changes)	08 hours after opening a call, except when a maintenance window is required.
Request for New Rules	05 Rules/Month (execution time shall be agreed based on the estimated time defined after analyzing the request)
Correlation of devices that are outside the SIEM base of the UOL DIVEO MSS	To be defined in the planning phase
Remote start of action to solve problems in the Collectors	45 minutes (after request opening or detected by SOC monitoring)
Log retention	03 months
Service Hours for Service Requests	Monday to Friday from 09:00 a.m. to 6:00 p.m. (Calls opened outside these hours shall be answered on the subsequent business day)
Service Request Opening Hours	24x7x365
Service Hours for Incidents	24x7x365
Periodic Report	Absent. Management shall be done by the customer.
Root Cause Analysis Report	Absent. Management shall be done by the customer.
Stabilization Period (SLO)	03 months (after start-up)
Changes in the environment made by the customer which may affect the contracted services	Inform 48 hours in advance
Interruptions programmed by UOL DIVEO for preventive and/or corrective maintenance	The Customer shall be notified forty-eight (48) hours in advance

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

TECHNICAL PROPOSAL UOL Diveo—OPTs 18/25482 and 19/26811	Page: 16

Service Hours: Monday to Friday from 09:00 a.m. to 6:00 p.m.

•   For opening calls and normal demands;

•   Calls opened outside these hours shall be answered on the next business day;

Description:

•   Notification of Unavailability: shall be notified to the customer’s focal point by the SOC, unavailability of any component of the SIEM infrastructure which affects the provision of the contracted services of the MSS or the assets monitored by the SOC;

•   Beginning of action in the event of an Incident: time needed to start analyzing and dealing with an incident classified as High Priority, which is impacting the customer’s environment;

○   High Priority: alerts on anomalous or active behaviors classified as critical, which require immediate defensive action;

•   Service Requests: requests submitted by the customer, such as information, requests for analysis and changes in configurations;

•   Request for New Rules: Creation of new alerts on demand from the customer, as long as it is feasible from the point of view of the collection capacity and the content of the logs to produce them;

•   Correlation of devices outside the SIEM base: collection, normalization and correlation of events from devices that are not in the SIEM base of UOL DIVEO MSS, as long as feasible from the point of view of the collection capacity and the content of the logs for produce them;

•   Beginning of remote action to solve problems at the Collectors: remote access to the collectors for treatment and resolution of the problems on the devices responsible for receiving logs of the customers’ assets on external sites, outside the UOL DIVEO Datacenters, to be assessed their need and feasibility in the design phase.

•   Log Retention: the events of customers’ assets are stored for a standard period of 03 months in the SIEM of UOL DIVEO MSS, in order to allow advanced searches for analysis and support in investigative processes;

•   Periodic Report: report with the main statistics of the service’s operation over the period, with the analysis of the results obtained;

•   Root Cause Report: Report issued up to the 5th business day after the end of the incident with the analysis, actions taken and the possible factors that generated it, in addition to presenting recommendations in order to avoid its recurrence;

•   Stabilization Period: the period which elapses after the service is activated and delivered to the SOC, necessary for alignments and adjustments in the processes between the CUSTOMER and MSS UOL DIVEO, during this period the SLAs shall be calculated, but there shall be no fines or penalties.

Emergency Maintenances:

•   Occur whenever problems are identified that lead to instability or unavailability of services, where UOL DIVEO shall launch the best resources to resolve them within the shortest possible time and impact;

•   During an emergency maintenance, the affected Customer’s primary point of contact shall receive notification up to 30 minutes before emergency maintenance begins and up to 30 minutes after completion.

Important:

•   Request for new rules must be supported by the content provided in the logs submitted by the managed devices;

•   Time required for correlation of new rules should be defined after initial analysis of the demand submitted by the customer;

•   Correlation of new devices that are not in the SIEM baseline of UOL DIVEO MSS, should be defined in the design phase and estimated development time based on this assessment;

•   Retention periods longer than 03 months, should be analyzed at the design stage, as they involve additional infrastructure and storage costs;

•   Implementation of remote collectors shall be evaluated and defined at the design stage.

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

TECHNICAL PROPOSAL UOL Diveo—OPTs 18/25482 and 19/26811	Page: 17

Attachment III—Penalties

1.1 In order to facilitate the implementation of the contracted scope, the CUSTOMER shall pay UOL DIVEO the amount of the Preparatory Fee, provided for in Field 2 of this “Purchase Order”, within [*****] from the signature of the Agreement/Purchase Order.

1.1.1. In the event that the implementation is not carried out under the responsibility of UOL DIVEO, the CUSTOMER shall be entitled to a refund of [*****].

1.1.2. In the event that the implementation is not carried out under the responsibility of the CUSTOMER, UOL DIVEO shall be entitled to [*****].

1.1.3. No amount other than those provided for in field 1.1.2 of the present instrument shall be due from one party to another due to the failure to execute the implementation.

1.2 Due to the fulfillment of additional solutions made by the CUSTOMER, in addition to the previously defined scope, the preparatory fee may vary according to the investments and resources to be made available by UOL DIVEO.

1.3 [*****] shall be billed as follows:

1.3.1 [*****]

1.3.2 [*****]

1.4 [*****]

1.5 UOL DIVEO shall maintain the availability and SLA of its services provided directly by it and described in the Technical Proposal, under his responsibility, as described below.

[*****] Confidential information redacted

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

TECHNICAL PROPOSAL UOL Diveo—OPTs 18/25482 and 19/26811	Page: 18

Time greater than	Credit Percentage in the Monthly Bill
10% to 20%	[*****]% of the monthly payment (Limited to [*****] as the maximum amount)
21% to 30%	[*****]% of the monthly payment (Limited to [*****] as the maximum amount)
31% to 40%	[*****]% of the monthly payment (Limited to [*****] as the maximum amount)
41% to 50%	[*****]% of the monthly payment (Limited to R$ [*****] as the maximum)
50%	[*****]% of the monthly payment (Limited to [*****] as the maximum amount)

1.6 Availability shall be assessed on a monthly basis and the CUSTOMER may request the referred credit to be applied to the monthly service fee for the affected service, in the month subsequent to the month in which UOL DIVEO did not reach its minimum service commitment, as shown in the table above.

1.7 SLA Credits shall not be awarded in the following cases:

1.7.1 Scheduled Maintenance—Interruptions scheduled by UOL DIVEO for the purpose of preventive and/or corrective maintenance of activities stipulated in this Agreement. Definition of Scheduled Maintenance: Scheduled Maintenance means any maintenance of UOL DIVEO Internet Data Center, where the CUSTOMER’s service is located, provided that the CUSTOMER is notified of such preventive maintenance 48 hours in advance, and that it is performed between 12:00 until 6:00 am, local time, or any time as long as previously agreed between UOL DIVEO and the CUSTOMER. UOL DIVEO shall notify the CUSTOMER of the need for Scheduled Maintenance by phone, email or fax.

1.7.2 Non-availability of the service due to Scheduled Maintenance, or any unavailability that results from the CUSTOMER’s circuits or infrastructure, CUSTOMER applications, incompatible applications, acts or omissions by the CUSTOMER or any service provider authorized by the CUSTOMER.

1.7.3 Incidents related to instabilities or problems in the infrastructure or in applications provided or managed by IBM.

[*****] Confidential information redacted

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

TECHNICAL PROPOSAL UOL Diveo—OPTs 18/25482 and 19/26811	Page: 19

1.7.4 For cases where the instability or the problem linked to the Watson application or infrastructure favored a lower billing amount from IBM for UOL DIVEO, this amount may be proportionally passed on to the affected CUSTOMERS.

1.8 UOL DIVEO reserves the right to amend this SLA from time to time. The CUSTOMER shall be notified at least 30 days after any amendment to this SLA. Provided that this amendment to the SLA means a significant reduction in the SLA, or credits, the CUSTOMER can terminate this Agreement without penalty, provided that it informs UOL Diveo in writing within a maximum period of 30 days after receiving notification of the proposed amendment to the SLA. UOL DIVEO reserves the right to withdraw a proposed amendment to the SLA if the CUSTOMER rejects the proposed amendment.

1.9 Process for Requesting Credits Referring to a support activity: In the event that the CUSTOMER notifies UOL DIVEO of the non-availability of the required activity in accordance with the SLA table defined in the Technical Proposal and UOL DIVEO establishes that such unavailability was not due to causes beyond the control of UOL DIVEO, and which, therefore, should be counted in the computation of the total monthly unavailability, the service unavailability period shall be counted in the total unavailability for the monthly period. Credits shall be accounted for only on the amount of the recurring monthly fee, and no options or fees or one-off fees that the CUSTOMER has incurred shall be accounted for.

1.10 The CUSTOMER must request credit within a period of 30 days from the end of the month in which the non-availability occurred, and for which the credit would apply.

1.11 The credit amount shall be applied within a maximum of two billing cycles after the credit request approved by UOL DIVEO.

1.12 UOL DIVEO is the only one authorized to evaluate the merits of a credit application within the terms of this SLA. UOL DIVEO records shall be the basis for calculating the non-availability of the service and the resulting credits.

1.13 This SLA is the resource utilized for the analysis of compensation for unavailability.

1.14 IN SITUATIONS OF UNAVAILABILITY OR INSTABILITY ARISING FROM PROBLEMS IN THE INFRASTRUCTURE OR IN APPLICATIONS PROVIDED OR MANAGED BY THIRD PARTIES, UOL DIVEO SHALL BE RESPONSIBLE, WHEN A CALL IS OPENED BY THE CUSTOMER, FOR SUBMITTING THE DISCOUNT PLEA. IF SUCH ORDER IS RECOGNIZED AND APPROVED BY THE SUPPLIER, IT SHALL BE FULLY PASSED ON TO THE CUSTOMER IN ITS BILL.

1.15 THE CUSTOMER HENCEFORTH ACCEPTS THAT UOL DIVEO HAS NO MANAGEMENT ON THE SERVICES WHICH SHALL BE PROVIDED DIRECTLY BY ANY THIRD-PARTY CLOUD ENVIRONMENT, THEREFORE, UOL DIVEO SHALL NOT RESPOND FOR ANY UNAVAILABILITY OR DAMAGE CAUSED TO THE CUSTOMER DUE TO PROBLEMS RESULTING FROM THE SERVICES RENDERED BY THAT THIRD PARTY, SUCH AS, BUT NOT LIMITED TO, PROBLEMS IN INFRASTRUCTURE OR IN PROVIDED APPLICATIONS.

The present proposal is governed by the Hosting Agreement, signed between the Parties on 01/01/2017.

DocuSign Envelope ID: A8FC61CB-6F4B-4267-BED1-35B217148A97

TECHNICAL PROPOSAL UOL Diveo—OPTs 18/25482 and 19/26811	Page: 20

São Paulo, May 31st, 2019

-DocuSigned by: /s/ Renato Bertozzo Duarte PAGSEGURO INTERNET LTDA.	-DocuSigned by: /s/ Marcelo Ivaldo da Silva PAGSEGURO INTERNET LTDA.
-DocuSigned by: /s/ Rogildo Torquato Landim UOL DIVEO TECNOLOGIA LTDA	-DocuSigned by: /s/ Marcelo Moojen Epperlein UOL DIVEO TECNOLOGIA LTDA

WITNESSES:

-DocuSigned by: /s/ Marcio Drumond Araujo Name: Marcio Drumond Araujo RG:	-DocuSigned by: /s/ Joana Monteiro Fernandes Adolfs Name: Joana Monteiro Fernandes Adolfs RG:

Conclusion Certificate
Envelope identification: A8FC61CB6F4B4267BED135B217148A97		Status: Concluded
Subject: DocuSign: ‘Proposta Comercial—Watson	- PagSeguro (OPT19-26811) (1).pdf’.pdf, ‘‘PT -	PAGSEGUR
Origin of the Envelope: No. of Pages in Document: 30	Signatures: 12	Envelope sender:
No. of Pages in Certificate: 8	Initials: 2	Saedio Dias de Souza Filho
Guided signature: Activated		Av. Brigadeiro Faria Lima, 1.384
Stamp with Envelope ID: Activated		SP, SP 01452-002
Time zone: (UTC-08:00) Pacific Time (US and Canada)		[*****]
IP Address: [*****]
Record tracking
Status: Original	Holder: Saedio Dias de Souza Filho	Location: DocuSign
06/10/2019 08:42:12	[*****]
Signatory Events	Signature	Date/Time
Saedio Dias de Souza Filho		Submitted: 06/11/2019 07:28:25
[*****]		Viewed: 06/11/2019 07:31:12
LAWYER UNIVERSO ONLINE S.A. Security Level: Email address, Account authentication	Adoption of signature: Signature image	Signed: 06/11/2019 07:31:20
(None)	loaded Using IP address: [*****]
Signature and Electronic Registration Terms:
Not available through DocuSign
Marcio Drumond Araujo	-DocuSigned by:	Submitted: 06/11/2019 07:31:21
[*****]		Viewed: 06/11/2019 10:13:51
Security Level: Email address, Account authentication (None)		Signed: 06/11/2019 10:14:00 am
Adoption of signature: Loaded signature image Using IP address: [*****]
Signature and Electronic Registration Terms:
Accepted: 08/19/2018 05:25:15 ID: [*****]
Marcelo Moojen Epperlein	-DocuSigned by:	Submitted: 06/11/2019 10:14:02
[*****]		Viewed: 06/18/2019 07:40:16
CFO UOL DIVEO		Signed: 06/18/2019 07:40:24
Security Level: Email address, Account authentication (None)	Adoption of signature: Pre-selected style Using IP address: [*****]
Signature and Electronic Registration Terms:
Accepted: 08/31/2018 13:30:22 ID: [*****]
Rogildo Torquato Landim	-DocuSigned by:	Submitted: 06/11/2019 10:14:02
[*****]		Viewed: 06/11/2019 10:44:07
CFO UOL DIVEO CEO Security Level: Email address, Account authentication	Adoption of signature: Pre-selected style	Signed: 06/11/2019 10:44:18
(None)	Using IP address: [*****]
Signature and Electronic Registration Terms:
Not available through DocuSign

[*****] Confidential information redacted

Signatory Events	Signature	Date/Time
Marcelo Ivaldo da Silva	-DocuSigned by:	Submitted: 06/18/2019 07:40:26
[*****]		Viewed: 06/18/2019 07:56:56
Finance Direct		Signed: 06/18/2019 07:58:21
Security Level: Email address, Account authentication
(None)	Adoption of signature: Pre-selected style
Using IP address: [*****]
Signature and Electronic Registration Terms:
Accepted: 03/07/2018 04:02:50
ID: [*****]
Renato Bertozzo Duarte	-DocuSigned by:	Submitted: 06/18/2019 07:40:26
[*****]		Viewed: 06/18/2019 08:05:09
Legal Director		Signed: 06/18/2019 08:05:16
Universo Online S.A.
Security Level: Email address, Account authentication	Adoption of signature: Pre-selected style
(None)	Using IP address: [*****]
Signature Terms and Electronic Registration:
Accepted: 06/18/2019 08:05:09
ID: [*****]
Joana Monteiro Fernandes Adolfs	-DocuSigned by:	Submitted: 06/18/2019 08:05:18
[*****]		Viewed: 06/18/2019 11:39:08
Security Level: Email address, Account authentication		Signed: 06/18/2019 11:39:43
(None)
Adoption of signature: Pre-selected style
Using IP address: [*****]
Signature and Electronic Registration Terms:
Accepted: 04/08/2019 07:23:29
ID: [*****]
In-Person Signatory Events	Signature	Date/Time
Editor Events	Status	Date/Time
Agent Events	Status	Date/Time
Recipient Events	Status	Date/Time
Intermediates
Certified Delivery Events	Status	Date/Time
Copy Events	Status	Date/Time
Events with witnesses	Signature	Date/Time
Civil Law Notary Events	Signature	Date/Time
Envelope summary events	Status	Date/time stamp
Envelope submitted	With hash/encrypted	06/18/2019 08:05:18
Certified delivery	Verified security	06/18/2019 11:39:08
Signature completed	Verified security	06/18/2019 11:39:43
Concluded	Verified security	06/18/2019 11:39:43
Payment events	Status	Date/time stamp
Signature and Electronic Registration Terms

[*****] Confidential information redacted

Signature Terms and Electronic Registration created on: 02/07/2018 05:43:37

The parties hereby agree at: Marcio Drumond Araujo, Marcelo Moojen Epperlein, Renato Bertozzo Duarte, Joana Monteiro Fernandes Adolfs

CONSENT FOR ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SUBSCRIPTION DISCLOSURES

Electronic Registration and Signature Disclosure

Periodically,    may be legally required to provide you with certain written notices or disclosures. The terms and conditions for providing you with such notices and disclosures electronically through the electronic signature system of DocuSign, Inc. (DocuSign). Please read the information below carefully and thoroughly, and if you can electronically access this information satisfactorily and agree to these terms and conditions, please confirm your acceptance by clicking on the “I agree” button at the bottom of this document.

Obtention of hard copies

At any time, you may request from us a hard copy of any record provided or made available electronically by us to you. You shall be able to download and print the documents we send you through the DocuSign system during and immediately after the signing session, and if you choose to create a DocuSign user account, you shall be able to access them for a limited period of time (usually 30 days) after the date of first submission to you. After that period, if you wish us to send hard copies of any of these documents from our office to you, we shall charge you a fee of [*****] per page. You can request delivery of such hard copies by us following the procedure described below.

Withdrawal of your consent

Should you decide to receive notices and disclosures from us electronically, you can, at any time, change your mind and inform us later that you wish to receive notices and disclosures only in printed form. The way in which you must inform us of your decision to receive future notices and disclosures in printed form and to withdraw your consent to receive notices and disclosures is described below.

Consequences of withdrawal of consent

If you choose to receive the required notices and disclosures only in print, this shall reduce the speed at which we are able to complete certain steps in transactions involving you and the delivery of services to you, as we shall first need to send the required notices and disclosures in printed form, and then wait until we receive back confirmation that you have received such printed notices and disclosures. To indicate to us that you have changed your mind, you must withdraw your consent by filling in the DocuSign “Withdrawal of Consent” form on the signature page of a DocuSign envelope, rather than signing it. This shall indicate that you have withdrawn your consent to receive notices and disclosures electronically and you shall no longer be able to use the DocuSign system to receive the necessary notifications and consents from us electronically or to electronically sign documents sent by us.

All notices and disclosures shall be sent to you electronically

Unless you inform us otherwise, in accordance with the procedures described herein, we shall provide you electronically, through your DocuSign user account, with all necessary notices, disclosures, authorizations, confirmations and other documents which must be provided or made available to you during our relationship. In order to mitigate the risk of you inadvertently failing to receive any notice or disclosure, we prefer to provide all notices and disclosures using the same method and to the same address you provided to us. Thus, you shall be able to receive all disclosures and notices electronically or in printed form, through the mail. If you do not agree with this process, please let us know as described below. Please also see the paragraph immediately above, which describes the consequences of your choice not to receive notices and disclosures from us electronically.

[*****] Confidential information redacted

How to contact:

You can contact us to inform about your changes as we may contact you electronically, request hard copies of certain information and withdraw your prior consent to receive notices and disclosures in electronic format, as follows: To contact us by email, send messages to:

To inform your new email address to:

To inform us of a change in your email address, to which we must send notices and disclosures electronically, you must send us an email message to the address and inform, in the body of the message: your previous email address, your new email address. We do not ask for any other information to change your email address.

In addition, you must notify DocuSign, Inc to ensure that your new email address is reflected in your DocuSign account, following the process for changing email in the DocuSign system.

To request hard copies from:

To request delivery of hard copies of notices and disclosures previously provided by us electronically, you must send an email message to and inform, in the body of the message: your email address, full name, postal address in Brazil and phone number. We shall charge you for copies at this time, if applicable.

To withdraw your consent to:

To inform us that you no longer wish to receive future notices and disclosures in electronic format, you may:

(i)	refuse to sign a document from your DocuSign session, and on the next page, mark the item indicating your intention to withdraw your consent; or

(ii)	send an email message to and inform, in the body of the message, your email address, full name, postal address in Brazil and telephone number. We do not need any other information from you to withdraw your consent. As a result of revoking your consent for online documents, transactions shall take a longer time to process.

Required hardware and software**:

(i)	Operational Systems: Windows® 2000, Windows® XP, Windows Vista®; Mac OS®

(ii)	Browsers: Final versions of Internet Explorer® 6.0 or higher (Windows only); Mozilla Firefox 2.0 or higher (Windows and Mac); Safari™ 3.0 or higher (Mac only)

(iii)	PDF readers: Acrobat® or similar software may be required to view and print PDF files.

(iv)	Screen Resolution: Minimum 800 x 600

(v)	Security Settings enabled: Allow cookies per session

**

These minimum requirements are subject to change. In case of alteration, you shall be asked to accept the disclosure again. Trial versions (e.g., beta) of operating systems and browsers are not supported.

Confirmation of your access and consent to receive materials electronically:

To confirm that you can access this information electronically, which shall be similar to other electronic notices and disclosures we shall send to you in the future, please verify that it has been possible to read this electronic disclosure and that it has also been possible to print or save this page electronically for future reference and access; or that it was possible to send the present disclosure and consent, via email, to an address through which it is possible for you to print or save it for future reference and access. In addition, if you agree to receive notices and disclosures exclusively in electronic format under the terms and conditions described above, please inform us by clicking on the “I agree” button below.

By selecting the “I agree” field, I confirm that:

(i)	I am able to access and read this electronic document, called CONSENT FOR ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SUBSCRIPTION DISCLOSURES; and

(ii)	I am able to print or save or email this disclosure to a location where I can print it for future reference and access; and

(iii)	Until or unless I notify you as described above, I consent to receiving exclusively in electronic form, all notices, disclosures, authorizations, acceptances and other documents which must be provided or made available to me during the course of my relationship with you.

Signature Terms and Electronic Registration created on: 12/27/2017 06:27:37

The parties hereby agree at: Marcelo Ivaldo da Silva

CONSENT FOR ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SUBSCRIPTION DISCLOSURES

Electronic Registration and Signature Disclosure

Periodically, UOL - UNIVERSO ONLINE S/A may be legally required to provide you with certain written notices or disclosures. The terms and conditions for providing you with such notices and disclosures electronically through the electronic signature system of DocuSign, Inc. (DocuSign). Please read the information below carefully and thoroughly, and if you can access this information electronically satisfactorily and agree to these terms and conditions, please confirm your acceptance by clicking on the “I agree” button at the bottom of this document.

Obtention of hard copies

At any time, you may request from us a hard copy of any record provided or made available electronically by us to you. You shall be able to download and print the documents we send you through the DocuSign system during and immediately after the signing session, and if you choose to create a DocuSign user account, you shall be able to access them for a limited period of time (usually 30 days) after the date of first submission to you. After that period, if you wish us to send hard copies of any of these documents from our office to you, we shall charge you a fee of [*****] per page. You can request delivery of such hard copies by us following the procedure described below.

Withdrawal of your consent

Should you decide to receive notices and disclosures from us electronically, you can, at any time, change your mind and inform us later that you wish to receive notices and disclosures only in printed form. The way in which you must inform us of your decision to receive future notices and disclosures in printed form and to withdraw your consent to receive notices and disclosures is described below.

Consequences of withdrawal of consent

If you choose to receive the required notices and disclosures only in print, this shall reduce the speed at which we are able to complete certain steps in transactions involving you and the delivery of services to you, as we shall first need to send the required notices and disclosures in printed form, and then wait until we receive back confirmation that you have received such printed notices and disclosures. To indicate to us that you have changed your mind, you must withdraw your consent by filling in the DocuSign “Withdrawal of Consent” form on the signature page of a DocuSign envelope, rather than signing it. This shall indicate that you have withdrawn your consent to receive notices and disclosures electronically and you shall no longer be able to use the DocuSign system to receive the necessary notifications and consents from us electronically or to electronically sign documents sent by us.

All notices and disclosures shall be sent to you electronically

Unless you inform us otherwise, in accordance with the procedures described herein, we shall provide you electronically, through your DocuSign user account, with all necessary notices, disclosures, authorizations, confirmations and other documents which must be provided or made available to you during our relationship. In order to mitigate the risk of you inadvertently failing to receive any notice or disclosure, we prefer to provide all notices and disclosures using the same method and to the same address you provided to us. Thus, you shall be able to receive all disclosures and notices electronically or in printed form, through the mail. If you do not agree with this process, please let us know as described below. Please also see the paragraph immediately above, which describes the consequences of your choice not to receive notices and disclosures from us electronically.

How to contact UOL - UNIVERSO ONLINE S/A:

You can contact us to inform about your changes to how we may contact you electronically, request hard copies of certain information and withdraw your prior consent to receive notices and disclosures in electronic format, as follows: To contact us by email send messages to: [*****]

To contact us by email, send messages to: UOL—UNIVERSO ONLINE S/A

[*****] Confidential information redacted

To inform your new email address to UOL - UNIVERSO ONLINE S/A:

To inform us of a change in your email address, to which we must send notices and disclosures electronically, you must send us an email message to the address [*****] and inform, in the body of the message: your previous email address, your new email address. We do not ask for any other information to change your email address. We do not require any other information from you to change your email address.

In addition, you must notify DocuSign, Inc to ensure that your new email address is reflected in your DocuSign account, following the process for changing email in the DocuSign system.

To request hard copies from UOL - UNIVERSO ONLINE S/A:

To request delivery of hard copies of notices and disclosures previously provided by us electronically, you must send an email message to [*****] and inform, in the body of the message: your email address, full name, postal address in Brazil and phone number. We shall charge you for copies at this time, if applicable.

To withdraw your consent to UOL - UNIVERSO ONLINE S/A:

To inform us that you no longer wish to receive future notices and disclosures in electronic format, you may:

(i)	refuse to sign a document from your DocuSign session, and on the next page, mark the item indicating your intention to withdraw your consent; or

(ii)	send an email message to [*****] and inform, in the body of the message, your email address, full name, postal address in Brazil and telephone number. We do not need any other information from you to withdraw your consent. As a result of revoking your consent for online documents, transactions shall take a longer time to process. We do not need any other information from you to withdraw consent. The consequences of your withdrawing consent for online documents will be that transactions may take a longer time to process.

Required hardware and software**:

(i)	Operational Systems: Windows® 2000, Windows® XP, Windows Vista®; Mac OS®

(ii)	Browsers: Final versions of Internet Explorer® 6.0 or higher (Windows only); Mozilla Firefox 2.0 or higher (Windows and Mac); Safari™ 3.0 or higher (Mac only)

(iii)	PDF readers: Acrobat® or similar software may be required to view and print PDF files.

(iv)	Screen Resolution: Minimum 800 x 600

(v)	Security Settings enabled: Allow cookies per session

**

These minimum requirements are subject to change. In case of alteration, you shall be asked to accept the disclosure again. Trial versions (e.g., beta) of operating systems and browsers are not supported.

Confirmation of your access and consent to receive materials electronically:

To confirm that you can access this information electronically, which shall be similar to other electronic notices and disclosures we shall send to you in the future, please verify that it has been possible to read this electronic disclosure and that it has also been possible to print or save this page electronically for future reference and access; or that it was possible to send the present disclosure and consent, via email, to an address through which it is possible for you to print or save it for future reference and access. In addition, if you agree to receive notices and disclosures exclusively in electronic format under the terms and conditions described above, please inform us by clicking on the “I agree” button below.

By selecting the “I agree” field, I confirm that:

(i)	I am able to access and read this electronic document, called CONSENT FOR ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SUBSCRIPTION DISCLOSURES; and

(ii)	I am able to print or save or email this disclosure to a location where I can print it for future reference and access; and

(iii)	Until or unless I notify UOL - UNIVERSO ONLINE S/A as described above, I consent to receiving exclusively in electronic form, all notices, disclosures, authorizations, acceptances and other documents which must be provided or made available to me by UOL - UNIVERSO ONLINE S/A during the course of my relationship with you.

[*****] Confidential information redacted

PAGSEGURO INTERNET LTDA.

Technical Proposal—Connectivity

DocuSign Envelope ID: 1AFA7494-8D0C-4A76-A578-5CB8FE1068AC
TECHNICAL PROPOSAL UOL Diveo—OPT 19/27033-E	Page: 2

Presentation

São Paulo, June 28th, 2019

Referring to the Proposal UOL Diveo OPT 19/27033-E

Att. Mr. Raphael Bittencourt Simões Costa

In response to your request, we present a proposal for an integrated technology and services solution to meet the expectations of PAGSEGURO INTERNET LTDA in relation to IT infrastructure services.

We provide PAGSEGURO INTERNET LTDA with our experience of excellent quality services provided to the corporate market. We developed this Proposal with the commitment to offer the solution which most adheres to the business needs of PAGSEGURO INTERNET LTDA.

We thank you for the opportunity and are at your entire disposal for any clarifications which may be necessary.

Best regards,

/s/ Jhones Fraga

Jhones Fraga

Solution Architect

DocuSign Envelope ID: 1AFA7494-8D0C-4A76-A578-5CB8FE1068AC
TECHNICAL PROPOSAL UOL Diveo—OPT 19/27033-E	Page: 3

Confidentiality

All information contained in this document is strictly confidential and is provided for the sole purpose of technically describing UOL DIVEO solutions at the request of PAGSEGURO INTERNET LTDA, and should not be used for any other purpose.

With respect to the services described herein, if PAGSEGURO INTERNET LTDA chooses a supplier other than UOL DIVEO, or that does not select any supplier within the 15 days from the date of this proposal, PAGSEGURO INTERNET LTDA, agrees to return all exclusive and confidential information belonging to UOL DIVEO, including, but not limited to, this document, and it shall not use or disclose this information in any way in order to gain an unfair business advantage for itself, its subsidiaries, associations or partners of any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOL DIVEO.

PAGSEGURO INTERNET LTDA shall not publish or disclose this information, either in whole or in part, without prior written permission from UOL DIVEO. Several of the service and company names mentioned in this document are registered trademarks. All of them are acknowledged upon this statement.

DocuSign Envelope ID: 1AFA7494-8D0C-4A76-A578-5CB8FE1068AC
TECHNICAL PROPOSAL UOL Diveo—OPT 19/27033-E	Page: 4

Dedicated Hosting

The present proposal contemplates the solution of services managed by UOL Diveo called Dedicated Hosting, which constitutes the supply of equipment (servers, connectivity equipment, security, etc.) and software (Operating System and Database), managed and administered by UOL Diveo, as specified in the Technical Solution item.

The PAGSEGURO INTERNET LTDA. environment shall have:

•	Internet access band through UOL DIVEO’s IP Backbone of high availability and capacity (when applicable);

•	Redundant Electricity System: with redundant generators, independent UPS and power from more than one electrical substation;

•	High precision redundant air conditioning system;

•	Building Automation System;

•	Physical security through cameras, intrusion detection sensors, access control systems, etc.;

•	Fire detection and prevention system;

•	Lifted floor;

•	Monitoring of service levels, alarms and characteristics of access to the environment through a secure website (UOL DIVEO Client Panel).

DocuSign Envelope ID: 1AFA7494-8D0C-4A76-A578-5CB8FE1068AC
TECHNICAL PROPOSAL UOL Diveo—OPT 19/27033-E	Page: 5

Proposal Summary:

Data Center: TAMBORÉ

External connectivity (Internet)

Hosting Space

•	4 X Local Connection (Fiber)

•	4 X Router Connection (Interface 10G SFP+)

•	4 X Gbics 10G SFP+

Connectivity:

•	Internet Access Provision - Band of up to 10Gbps

•	BGP Data Center Connectivity - 4 Sessions

•	Additional IPs - MASK /28 (13 available IPs)

DocuSign Envelope ID: 1AFA7494-8D0C-4A76-A578-5CB8FE1068AC
TECHNICAL PROPOSAL UOL Diveo—OPT 19/27033-E	Page:6

Internal Connectivity (LAN)

Hosting Space

•	2 X Router Connection (Interface 10G SFP+)

Connectivity:

•	Data Center Connectivity

•	Additional IPs - MASK /29 (5 available IPs)

DocuSign Envelope ID: 1AFA7494-8D0C-4A76-A578-5CB8FE1068AC
TECHNICAL PROPOSAL UOL Diveo—OPT 19/27033-E	Page: 7

General Remarks

•	Installation Deadline: Within up to 45 calendar days, except network equipment, which may take up to 60 days, from the official contact of the UOL Diveo Project Manager;

•	PAGSEGURO INTERNET LTDA shall be responsible for the architecture of its environment;

•

Change tests shall only be carried out when the customer makes or hires an environment for testing and/or approval. If no such environment is provided, the change shall be implemented directly in the productive environment.

•

In case UOL Diveo’s infrastructure is affected by the DDoS attack, UOL Diveo may make use of methodologies for blocking packets on edge routers based on the blackhole concept. The purpose is to isolate the attacker’s package flow. The access shall be normalized after the attacker interrupts his/her activities.

•	Should PAGSEGURO INTERNET LTDA utilize a space larger than the space offered for hosting its equipment, UOL Diveo reserves the right to charge the relevant additional amount;

•

Regarding connectivity, all necessary communication links (excluding the Internet access band at IDC) will be contracted and managed by PAGSEGURO INTERNET LTDA, with UOL Diveo being responsible for the cross-connection (cabling) between the operator room, where the operators’ DGs are located, with a Point of Presence at IDC, and the DG located in the area of equipment belonging to PAGSEGURO INTERNET LTDA. The cross-connection needs must be specified by PAGSEGURO INTERNET LTDA for the supply of UOL Diveo. Once the cross-connection needs are defined, PAGSEGURO INTERNET LTDA is subject to additional billing related to cross-connections;

•

Only Third-Party Operators’ access links will be accepted if they have a point of presence at IDC UOL DIVEO. Any other means such as via “DTC Tamboré (DG of the Walter Torres Condominium)” or DTC GLETE should be treated as a Special Project through study. This proposal does not contemplate any type of installation of the links in the “DTC Tamboré (DG of the Walter Torres Condominium)” or DTC GLETE.

•	Alterations requested by PAGSEGURO INTERNET LTDA in the initial scope of the project may generate additional costs. This cost may be transferred in full; the decision being made by UOL Diveo;

•	Cross-connections to serve the internal environment (LAN) shall be provisioned and provided by PAGSEGURO INTERNET LTDA, and are not included in this proposal;

•

In order to ensure scalability for future growth without the need for downtimes, all connections will be made available in a 10G interface (SFP +) regardless of the bandwidth considered in this proposal;

•

There shall not be any Traffic-Police or Traffic-Shaping (QoS) on connections from UOL DIVEO, and PAGSEGURO INTERNET LTDA may use bandwidth up to the limit of the physical connection (Interface 10G SFP+);

•

The supply of the Gbics for all internal connections shall be the responsibility of PAGSEGURO INTERNET LTDA, and are not included in this proposal, Gbics for external connection shall be provided by UOL DIVEO;

•	This proposal is governed by the conditions of the Hosting Service Rendering Agreement, signed between the Parties on 01/01/2017.

DocuSign Envelope ID: 1AFA7494-8D0C-4A76-A578-5CB8FE1068AC
TECHNICAL PROPOSAL UOL Diveo—OPT 19/27033-E	Page: 8

São Paulo, June 28th, 2019

-DocuSigned by: /s/ Renato Bertozzo Duarte PAGSEGURO INTERNET LTDA.	-DocuSigned by: /s/ Artur Gaulke Schunck PAGSEGURO INTERNET LTDA.

-DocuSigned by: /s/ Rogildo Torquato Landim UOL DIVEO TECNOLOGIA LTDA	-DocuSigned by: /s/ Marcelo Moojin Epperlein UOL DIVEO TECNOLOGIA LTDA

WITNESSES:

-DocuSigned by: /s/ Joana Monteiro Fernandes Adolfs Name: Joana Monteiro Fernandes Adolfs RG:	-DocuSigned by: /s/ Marcio Drumond Araujo Name: Marcio Drumond Araujo RG:

DocuSign Envelope ID: 1AFA7494-8D0C-4A76-A578-5CB8FE1068AC

Commercial Proposal

PAGSEGURO—TAMBORÉ CONNECTIVITY

DocuSign Envelope ID: 1AFA7494-8D0C-4A76-A578-5CB8FE1068AC

COMMERCIAL PROPOSAL UOL DIVEO OPT 19/27033

Page: 2/7

São Paulo, June 28th, 2019.

To PAGSEGURO INTERNET LTDA

Att.: Raphael Bittencourt

Referring to the Proposals UOL DIVEO OPT 19/27033

In response to your request, we present a proposal for an integrated technology solution to meet the expectations of PAGSEGURO INTERNET LTDA in relation to IT infrastructure services.

We provide PAGSEGURO INTERNET LTDA with our experience of excellent quality services provided to the corporate market. We developed this Proposal with the commitment to offer the solution which most adheres to the business needs of PAGSEGURO INTERNET LTDA.

Below we present our technical proposal and we thank you for the opportunity, making ourselves available for any clarifications.

Best regards,

/s/ Joana Monteiro Fernandes Adolfs

Joana Monteiro Fernandes Adolfs

Account Manager

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: 1AFA7494-8D0C-4A76-A578-5CB8FE1068AC

COMMERCIAL PROPOSAL UOL DIVEO OPT 19/27033

Page: 3/7

Confidentiality Agreement	4
Commercial Conditions:	5
Considerations:	5

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: 1AFA7494-8D0C-4A76-A578-5CB8FE1068AC

COMMERCIAL PROPOSAL UOL DIVEO OPT 19/27033

Page: 4/7

Confidentiality Agreement

All information contained in this document is strictly confidential and is provided for the sole purpose of technically describing UOL DIVEO solutions at the request of PAGSEGURO INTERNET LTDA, and should not be used for any other purpose.

With respect to the services described herein, if PAGSEGURO INTERNET LTDA chooses a supplier other than UOL DIVEO, or that does not select any supplier within the 15 days from the date of this proposal, PAGSEGURO INTERNET LTDA, agrees to return all exclusive and confidential information belonging to UOL DIVEO, including, but not limited to, this document, and it shall not use or disclose this information in any way in order to gain an unfair business advantage for itself, its subsidiaries, associations or partners of any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOL DIVEO.

PAGSEGURO INTERNET LTDA shall not publish or disclose this information, either in whole or in part, without prior written permission from UOL DIVEO. Several of the service and company names mentioned in this document are registered trademarks. All of them are acknowledged upon this statement.

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: 1AFA7494-8D0C-4A76-A578-5CB8FE1068AC

COMMERCIAL PROPOSAL UOL DIVEO OPT 19/27033

Page: 5/7

Commercial Conditions:

Description of the Services	[*****]

	Without Taxes	With Taxes

Referring to the services described in the Technical Proposals OPT19/27033	[*****]	[*****]

[*****]	[*****]	[*****]

[*****]	[*****]	[*****]

Considerations:

•

Validity of this proposal: 15 business days. After this period has elapsed without the CUSTOMER having returned the signed document to UOL DIVEO, the terms and conditions set forth herein may be revised by UOL DIVEO;

•	Taxes and rates shall apply in accordance with current legislation:

o

Services of the Data Center Solution, Managed Services, Software as a Service, Application Services and/or Security Management Services are levied with ISS, PIS and COFINS, according to the nature of the service;

o	Internet access services and Cloud services are subject to PIS and COFINS.

•

Any alterations in their rates or in the calculation basis of taxes levied on the value of the supply object of this proposal, as well as any taxes which may be created as of this date, even if due to the revocation of exemption, shall determine the reformulation of the prices offered for more or less, in line with the occurred alteration;

•

The non-compliance by the CUSTOMER with obligations defined in the Technical and Commercial Proposals, which imply a delay in the originally proposed schedule does not exempt the CUSTOMER from timely compliance with other obligations, especially those related to payments due;

•	[*****] shall be billed as follows:

o	[*****];

o	[*****];

o	[*****];

[*****] Confidential information redacted

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: 1AFA7494-8D0C-4A76-A578-5CB8FE1068AC

COMMERCIAL PROPOSAL UOL DIVEO OPT 19/27033

Page: 6/7

•	This proposal does not include cost with local cross-connection with Third Party Operators;

•

The items contracted through this proposal may be available according to the supply of third parties or own stock, and may result in partial deliveries, which, if they occur, must have their respective terms of acceptance approved by the CUSTOMER for billing composition;

•

If the need is verified for a greater number of licenses (by increasing users, changing licenses and/or increasing the number of CPUs) and/or changing software versions (due to functionalities and/or version upgrades, if maintenance contract is not contemplated) provided by UOL Diveo, their amount shall be added to the monthly payment for the consecutive month;

•	Any re-installation, either of servers, operating systems or database, at the request of the Customer due to problems in the application, may be the subject of an additional commercial proposal;

•

If the provision of Internet access through the UOL DIVEO 95 percentile is contracted, the excess Mbps shall be 15% higher than the minimum contracted Mbps value (according to the metrics established in the Technical Proposal);

•	This proposal is governed by the conditions of the Service Rendering Agreement, signed between the Parties on 01/01/2017.

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: 1AFA7494-8D0C-4A76-A578-5CB8FE1068AC

COMMERCIAL PROPOSAL UOL DIVEO OPT 19/27033

Page: 7/7

São Paulo, June 28th, 2019

UOL DIVEO TECNOLOGIA LTDA

-DocuSigned by: /s/ Rogildo Torquato Landim Name: Rogildo Torquato Landim ID:	-DocuSigned by: /s/ Marcelo Moojin Epperlein Name: Marcelo Moojin Epperlein ID:

PAGSEGURO INTERNET LTDA.

-DocuSigned by: /s/ Renato Bertozzo Duarte Name: Renato Bertozzo Duarte ID:	-DocuSigned by: /s/ Artur Gaulke Schunck Name: Artur Gaulke Schunck ID:

WITNESSES

-DocuSigned by: /s/ Joana Monteiro Fernandes Adolfs Name: Joana Monteiro Fernandes Adolfs ID:	-DocuSigned by: /s/ Marcio Drumond Araujo Name: Marcio Drumond Araujo ID:

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

Conclusion Certificate
Envelope identification: 1AFA74948D0C4A76A5785CB8FE1068AC		Status: Concluded
Subject: DocuSign: ‘PT—HD—PagSeguro (19-27033-E) 2019.07.15 (1).pdf.pdf, ‘Proposta Comercial_Conect...
Origin of the Envelope: No. of Pages in Document: 16	Signatures: 12	Envelope sender:
No. of Pages in Certificate: 9	Initials: 2	Saedio Dias de Souza Filho
Guided signature: Activated		Av. Brigadeiro Faria Lima, 1.384
Stamp with Envelope ID: Activated		SP, SP 01452-002
Time zone: (UTC-08:00) Pacific Time (US and Canada)		[*****]
IP Address: [*****]
Record tracking
Status: Original	Holder: Saedio Dias de Souza Filho	Location: DocuSign
07/17/2019 12:01:45	[*****]
Signatory Events	Signature	Date/Time
Saedio Dias de Souza Filho		Submitted: 07/17/2019 12:26:43
[*****]		Viewed: 07/17/2019 12:26:52
LAWYER UNIVERSO ONLINE S.A. Security Level: Email address, Account authentication	Adoption of signature: Signature image	Signed: 07/17/2019 12:26:58
(None)	loaded Using IP address: [*****]
Signature and Electronic Registration Terms:
Not available through DocuSign
Marcio Drumond Araujo	-DocuSigned by:	Submitted: 07/17/2019 12:27:00
[*****]		Viewed: 07/20/2019 14:31:04
Security Level: Email address, Account authentication (None)		Signed: 07/26/2019 05:41:35
Adoption of signature: Loaded signature image Using IP address: [*****]
Signature and Electronic Registration Terms:
Accepted: 08/19/2018 05:25:15 ID: [*****]
Marcelo Moojen Epperlein	-DocuSigned by:	Submitted: 07/26/2019 05:41:37
[*****]		Viewed: 07/26/2019 06:32:55
CFO UOL DIVEO		Signed: 07/26/2019 06:33:03
Security Level: Email address, Account authentication (None)	Adoption of signature: Pre-selected style Using IP address: [*****]
Signature and Electronic Registration Terms:
Accepted: 08/31/2018 13:30:22 ID: [*****]
Rogildo Torquato Landim	-DocuSigned by:	Submitted: 07/26/2019 05:41:37
[*****]		Viewed: 07/26/2019 09:35:54
CFO UOL DIVEO CEO Security Level: Email address, Account authentication	Adoption of signature: Pre-selected style	Signed: 07/26/2019 09:36:03
(None)	Using IP address: [*****]
Signature and Electronic Registration Terms:

[*****] Confidential information redacted

Signatory Events	Signature	Date/Time
Accepted: 07/26/2019 09:35:54 ID: [*****]
Artur Gaulke Schunck	-DocuSigned by:	Submitted: 07/26/2019 09:36:05
[*****]		Viewed: 07/26/2019 09:38:14
CFO		Signed: 07/26/2019 09:38:54
Security Level: Email address, Account authentication (None)	Adoption of signature: Pre-selected style Using IP address: [*****]
Signature Terms and Electronic Registration:
Accepted: 09/12/2018 12:32:08 ID: [*****]
Renato Bertozzo Duarte	-DocuSigned by:	Submitted: 07/26/2019 09:36:05
[*****]		Viewed: 07/29/2019 04:30:27
Legal Director Universo Online S.A. Security Level: Email address, Account authentication	Adoption of signature: Pre-selected style	Signed: 07/29/2019 04:30:39
(None)	Using IP address: [*****] Signed with the use of the cell phone
Signature and Electronic Registration Terms:
Accepted: 07/29/2019 04:30:27 ID: [*****]
Joana Monteiro Fernandes Adolfs	-DocuSigned by:	Submitted: 07/29/2019 04:30:41
[*****]		Viewed: 07/29/2019 05:08:43
Security Level: Email address, Account authentication (None)		Signed: 07/29/2019 05:09:02
Adoption of signature: Pre-selected style Using IP address: [*****]
Signature and Electronic Registration Terms:
Accepted: 04/08/2019 07:23:29 ID: [*****]
In-Person Signatory Events	Signature	Date/Time

Editor Events	Status	Date/Time

Agent Events	Status	Date/Time

Recipient Events Intermediates	Status	Date/Time

Certified Delivery Events	Status	Date/Time

Copy Events	Status	Date/Time

Events with witnesses	Signature	Date/Time

Civil Law Notary Events	Signature	Date/Time

Envelope summary events	Status	Date/time stamp

Envelope submitted	With hash/encrypted	07/29/2019 04:30:41
Certified delivery	Verified security	07/29/2019 05:08:43
Signature completed	Verified security	07/29/2019 05:09:02
Concluded	Verified security	07/29/2019 05:09:02

Payment events	Status	Date/time stamp
Signature and Electronic Registration Terms

[*****] Confidential information redacted

Signature Terms and Electronic Registration created on: 02/07/2018 05:43:37

The parties hereby agree at: Marcio Drumond Araujo, Marcelo Moojen Epperlein, Artur Gaulke Schunck, Renato Bertozzo Duarte, Joana Monteiro Fernandes Adolfs

CONSENT FOR ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SUBSCRIPTION DISCLOSURES

Electronic Registration and Signature Disclosure

Periodically,    may be legally required to provide you with certain written notices or disclosures. The terms and conditions for providing you with such notices and disclosures electronically through the electronic signature system of DocuSign, Inc. (DocuSign). Please read the information below carefully and thoroughly, and if you can electronically access this information satisfactorily and agree to these terms and conditions, please confirm your acceptance by clicking on the “I agree” button at the bottom of this document.

Obtention of hard copies

At any time, you may request from us a hard copy of any record provided or made available electronically by us to you. You shall be able to download and print the documents we send you through the DocuSign system during and immediately after the signing session, and if you choose to create a DocuSign user account, you shall be able to access them for a limited period of time (usually 30 days) after the date of first submission to you. After that period, if you wish us to send hard copies of any of these documents from our office to you, we shall charge you a fee of [*****] per page. You can request delivery of such hard copies by us following the procedure described below.

Withdrawal of your consent

Should you decide to receive notices and disclosures from us electronically, you can, at any time, change your mind and inform us later that you wish to receive notices and disclosures only in printed form. The way in which you must inform us of your decision to receive future notices and disclosures in printed form and to withdraw your consent to receive notices and disclosures is described below.

Consequences of withdrawal of consent

If you choose to receive the required notices and disclosures only in print, this shall reduce the speed at which we are able to complete certain steps in transactions involving you and the delivery of services to you, as we shall first need to send the required notices and disclosures in printed form, and then wait until we receive back confirmation that you have received such printed notices and disclosures. To indicate to us that you have changed your mind, you must withdraw your consent by filling in the DocuSign “Withdrawal of Consent” form on the signature page of a DocuSign envelope, rather than signing it. This shall indicate that you have withdrawn your consent to receive notices and disclosures electronically and you shall no longer be able to use the DocuSign system to receive the necessary notifications and consents from us electronically or to electronically sign documents sent by us.

All notices and disclosures shall be sent to you electronically

Unless you inform us otherwise, in accordance with the procedures described herein, we shall provide you electronically, through your DocuSign user account, with all necessary notices, disclosures, authorizations, confirmations and other documents which must be provided or made available to you during our relationship. In order to mitigate the risk of you inadvertently failing to receive any notice or disclosure, we prefer to provide all notices and disclosures using the same method and to the same address you provided to us. Thus, you shall be able to receive all disclosures and notices electronically or in printed form, through the mail. If you do not agree with this process, please let us know as described below. Please also see the paragraph immediately above, which describes the consequences of your choice not to receive notices and disclosures from us electronically.

[*****] Confidential information redacted

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You can contact us to inform about your changes as we may contact you electronically, request hard copies of certain information and withdraw your prior consent to receive notices and disclosures in electronic format, as follows: To contact us by email, send messages to:

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Required hardware and software**:

(i)	Operational Systems: Windows® 2000, Windows® XP, Windows Vista®; Mac OS®

(ii)	Browsers: Final versions of Internet Explorer® 6.0 or higher (Windows only); Mozilla Firefox 2.0 or higher (Windows and Mac); Safari™ 3.0 or higher (Mac only)

(iii)	PDF readers: Acrobat® or similar software may be required to view and print PDF files.

(iv)	Screen Resolution: Minimum 800 x 600

(v)	Security Settings enabled: Allow cookies per session

**

These minimum requirements are subject to change. In case of alteration, you shall be asked to accept the disclosure again. Trial versions (e.g., beta) of operating systems and browsers are not supported.

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To confirm that you can access this information electronically, which shall be similar to other electronic notices and disclosures we shall send to you in the future, please verify that it has been possible to read this electronic disclosure and that it has also been possible to print or save this page electronically for future reference and access; or that it was possible to send the present disclosure and consent, via email, to an address through which it is possible for you to print or save it for future reference and access. In addition, if you agree to receive notices and disclosures exclusively in electronic format under the terms and conditions described above, please inform us by clicking on the “I agree” button below.

By selecting the “I agree” field, I confirm that:

(i)	I am able to access and read this electronic document, called CONSENT FOR ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SUBSCRIPTION DISCLOSURES; and

(ii)	I am able to print or save or email this disclosure to a location where I can print it for future reference and access; and

(iii)	Until or unless I notify you as described above, I consent to receiving exclusively in electronic form, all notices, disclosures, authorizations, acceptances and other documents which must be provided or made available to me during the course of my relationship with you.

Signature Terms and Electronic Registration created on: 12/27/2017 06:27:37

The Parties hereby agree to: Rogildo Torquato Landim

CONSENT FOR ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SUBSCRIPTION DISCLOSURES

Electronic Registration and Signature Disclosure

Periodically, UOL - UNIVERSO ONLINE S/A may be legally required to provide you with certain written notices or disclosures. The terms and conditions for providing you with such notices and disclosures electronically through the electronic signature system of DocuSign, Inc. (DocuSign). Please read the information below carefully and thoroughly, and if you can electronically access this information satisfactorily and agree to these terms and conditions, please confirm your acceptance by clicking on the “I agree” button at the bottom of this document.

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At any time, you may request from us a hard copy of any record provided or made available electronically by us to you. You shall be able to download and print the documents we send you through the DocuSign system during and immediately after the signing session, and if you choose to create a DocuSign user account, you shall be able to access them for a limited period of time (usually 30 days) after the date of first submission to you. After that period, if you wish us to send hard copies of any of these documents from our office to you, we shall charge you a fee of [*****] per page. You can request delivery of such hard copies by us following the procedure described below.

Withdrawal of your consent

Should you decide to receive notices and disclosures from us electronically, you can, at any time, change your mind and inform us later that you wish to receive notices and disclosures only in printed form. The way in which you must inform us of your decision to receive future notices and disclosures in printed form and to withdraw your consent to receive notices and disclosures is described below.

Consequences of withdrawal of consent

If you choose to receive the required notices and disclosures only in print, this shall reduce the speed at which we are able to complete certain steps in transactions involving you and the delivery of services to you, as we shall first need to send the required notices and disclosures in printed form, and then wait until we receive back confirmation that you have received such printed notices and disclosures. To indicate to us that you have changed your mind, you must withdraw your consent by filling in the DocuSign “Withdrawal of Consent” form on the signature page of a DocuSign envelope, rather than signing it. This shall indicate that you have withdrawn your consent to receive notices and disclosures electronically and you shall no longer be able to use the DocuSign system to receive the necessary notifications and consents from us electronically or to electronically sign documents sent by us.

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Unless you inform us otherwise, in accordance with the procedures described herein, we shall provide you electronically, through your DocuSign user account, with all necessary notices, disclosures, authorizations, confirmations and other documents which must be provided or made available to you during our relationship. In order to mitigate the risk of you inadvertently failing to receive any notice or disclosure, we prefer to provide all notices and disclosures using the same method and to the same address you provided to us. Thus, you shall be able to receive all disclosures and notices electronically or in printed form, through the mail.

If you do not agree with this process, please let us know as described below. Please also see the paragraph immediately above, which describes the consequences of your choice not to receive notices and disclosures from us electronically.

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You can contact us to inform about your changes to how we may contact you electronically, request hard copies of certain information and withdraw your prior consent to receive notices and disclosures in electronic format, as follows: To contact us by email send messages to: [*****]

To contact us by email, send messages to: UOL - UNIVERSO ONLINE S/A

[*****] Confidential information redacted

To inform your new email address to UOL—UNIVERSO ONLINE S/A:

To inform us of a change in your email address, to which we must send notices and disclosures electronically, you must send us an email message to the address [*****] and inform, in the body of the message: your previous email address, your new email address. We do not ask for any other information to change your email address. We do not require any other information from you to change your email address.

In addition, you must notify DocuSign, Inc to ensure that your new email address is reflected in your DocuSign account, following the process for changing email in the DocuSign system.

To request hard copies from UOL - UNIVERSO ONLINE S/A:

To request delivery of hard copies of notices and disclosures previously provided by us electronically, you must send an email message to [*****] and inform, in the body of the message: your email address, full name, postal address in Brazil and phone number. We shall charge you for copies at this time, if applicable.

To withdraw your consent to UOL - UNIVERSO ONLINE S/A:

To inform us that you no longer wish to receive future notices and disclosures in electronic format, you may:

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Required hardware and software**:

(i)	Operational Systems: Windows® 2000, Windows® XP, Windows Vista®; Mac OS®

(ii)	Browsers: Final versions of Internet Explorer® 6.0 or higher (Windows only); Mozilla Firefox 2.0 or higher (Windows and Mac); Safari™ 3.0 or higher (Mac only)

(iii)	PDF readers: Acrobat® or similar software may be required to view and print PDF files.

(iv)	Screen Resolution: Minimum 800 x 600

(v)	Security Settings enabled: Allow cookies per session

**

These minimum requirements are subject to change. In case of alteration, you shall be asked to accept the disclosure again. Trial versions (e.g., beta) of operating systems and browsers are not supported.

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To confirm that you can access this information electronically, which shall be similar to other electronic notices and disclosures we shall send to you in the future, please verify that it has been possible to read this electronic disclosure and that it has also been possible to print or save this page electronically for future reference and access; or that it was possible to send the present disclosure and consent, via email, to an address through which it is possible for you to print or save it for future reference and access. In addition, if you agree to receive notices and disclosures exclusively in electronic format under the terms and conditions described above, please inform us by clicking on the “I agree” button below.

By selecting the “I agree” field, I confirm that:

(i)	I am able to access and read this electronic document, called CONSENT FOR ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SUBSCRIPTION DISCLOSURES; and

(ii)	I am able to print or save or email this disclosure to a location where I can print it for future reference and access; and

(iii)	Until or unless I notify UOL—UNIVERSO ONLINE S/A as described above, I consent to receiving exclusively in electronic form, all notices, disclosures, authorizations, acceptances and other documents which must be provided or made available to me by UOL—UNIVERSO ONLINE S/A during the course of my relationship with you.

[*****] Confidential information redacted

PAGSEGURO INTERNET LTDA.

Technical Proposal—Connectivity

DocuSign Envelope ID: E740DB3E-FF17-4650-B342-B71C32D9EBCB
TECHNICAL PROPOSAL UOL Diveo—OPT 19/27034-D	Page: 2

Presentation

São Paulo, July 15th, 2019.

Referring to the Proposal UOL Diveo OPT 19/27034-D

Att. Mr. Raphael Bittencourt Simões Costa

In response to your request, we present a proposal for an integrated technology and services solution to meet the expectations of PAGSEGURO INTERNET LTDA in relation to IT infrastructure services.

We provide PAGSEGURO INTERNET LTDA with our experience of excellent quality services provided to the corporate market. We developed this Proposal with the commitment to offer the solution which most adheres to the business needs of PAGSEGURO INTERNET LTDA.

We thank you for the opportunity and are at your entire disposal for any clarifications which may be necessary.

Best regards,

/s/ Jhones Fraga

Jhones Fraga

Solution Architect

DocuSign Envelope ID: E740DB3E-FF17-4650-B342-B71C32D9EBCB
TECHNICAL PROPOSAL UOL Diveo—OPT 19/27034-D	Page: 3

Confidentiality

All information contained in this document is strictly confidential and is provided for the sole purpose of technically describing UOL DIVEO solutions at the request of PAGSEGURO INTERNET LTDA, and should not be used for any other purpose.

With respect to the services described herein, if PAGSEGURO INTERNET LTDA chooses a supplier other than UOL DIVEO, or that does not select any supplier within the 15 days from the date of this proposal, PAGSEGURO INTERNET LTDA, agrees to return all exclusive and confidential information belonging to UOL DIVEO, including, but not limited to, this document, and it shall not use or disclose this information in any way in order to gain an unfair business advantage for itself, its subsidiaries, associations or partners of any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOL DIVEO.

PAGSEGURO INTERNET LTDA shall not publish or disclose this information, either in whole or in part, without prior written permission from UOL DIVEO. Several of the service and company names mentioned in this document are registered trademarks. All of them are acknowledged upon this statement.

DocuSign Envelope ID: E740DB3E-FF17-4650-B342-B71C32D9EBCB
TECHNICAL PROPOSAL UOL Diveo—OPT 19/27034-D	Page: 4

Dedicated Hosting

The present proposal contemplates the solution of services managed by UOL Diveo called Dedicated Hosting, which constitutes the supply of equipment (servers, connectivity equipment, security, etc.) and software (Operating System and Database), managed and administered by UOL Diveo, as specified in the Technical Solution item.

The PAGSEGURO INTERNET LTDA. environment shall have:

•	Internet access band through UOL DIVEO’s IP Backbone of high availability and capacity (when applicable);

•	Redundant Electricity System: with redundant generators, independent UPS and power from more than one electrical substation;

•	High precision redundant air conditioning system;

•	Building Automation System;

•	Physical security through cameras, intrusion detection sensors, access control systems, etc.;

•	Fire detection and prevention system;

•	Lifted floor;

•	Monitoring of service levels, alarms and characteristics of access to the environment through a secure website (UOL DIVEO Client Panel).

DocuSign Envelope ID: E740DB3E-FF17-4650-B342-B71C32D9EBCB
TECHNICAL PROPOSAL UOL Diveo—OPT 19/27034-D	Page: 5

Proposal Summary:

Data Center: GLETE

External connectivity (Internet)

Hosting Space

•	4 X Local Connection (Fiber)

•	4 X Router Connection (Interface 10G SFP+)

Connectivity:

•	Internet Access Provision - Band of up to 10Gbps

•	BGP Data Center Connectivity - 4 Sessions

•	Additional IPs - MASK /28 (13 available IPs)

DocuSign Envelope ID: E740DB3E-FF17-4650-B342-B71C32D9EBCB
TECHNICAL PROPOSAL UOL Diveo—OPT 19/27034-D	Page: 6

Internal Connectivity (LAN)

Hosting Space

•	4 X Router Connection (Interface 10G SFP+)

Connectivity:

•	Data Center Connectivity

•	Additional IPs—MASK /28 (13 available IPs)

DocuSign Envelope ID: E740DB3E-FF17-4650-B342-B71C32D9EBCB
TECHNICAL PROPOSAL UOL Diveo—OPT 19/27034-D	Page: 7

General Remarks

•	Installation Deadline: Within up to 45 calendar days, except network equipment, which may take up to 60 days, from the official contact of the UOL Diveo Project Manager;

•	PAGSEGURO INTERNET LTDA shall be responsible for the architecture of its environment;

•

Change tests shall only be carried out when the customer makes or hires an environment for testing and/or approval. If no such environment is provided, the change shall be implemented directly in the productive environment.

•

In case UOL Diveo’s infrastructure is affected by the DDoS attack, UOL Diveo may make use of methodologies for blocking packets on edge routers based on the blackhole concept. The purpose is to isolate the attacker’s package flow. The access shall be normalized after the attacker interrupts his/her activities.

•	Should PAGSEGURO INTERNET LTDA utilize a space larger than the space offered for hosting its equipment, UOL Diveo reserves the right to charge the relevant additional amount;

•

Regarding connectivity, all necessary communication links (excluding the Internet access band at IDC) will be contracted and managed by PAGSEGURO INTERNET LTDA, with UOL Diveo being responsible for the cross-connection (cabling) between the operator room, where the operators’ DGs are located, with a Point of Presence at IDC, and the DG located in the area of equipment belonging to PAGSEGURO INTERNET LTDA. The cross-connection needs must be specified by PAGSEGURO INTERNET LTDA for the supply of UOL Diveo. Once the cross-connection needs are defined, PAGSEGURO INTERNET LTDA is subject to additional billing related to cross-connections;

•

Only Third-Party Operators’ access links will be accepted if they have a point of presence at IDC UOL DIVEO. Any other means such as via “DTC Tamboré (DG of the Walter Torres Condominium)” or DTC GLETE should be treated as a Special Project through study. This proposal does not contemplate any type of installation of the links in the “DTC Tamboré (DG of the Walter Torres Condominium)” or DTC GLETE.

•	Alterations requested by PAGSEGURO INTERNET LTDA in the initial scope of the project may generate additional costs. This cost may be transferred in full; the decision being made by UOL Diveo;

•	Cross-connections to serve the internal environment (LAN) shall be provisioned and provided by PAGSEGURO INTERNET LTDA, and are not included in this proposal;

•

In order to ensure scalability for future growth without the need for downtimes, all connections will be made available in a 10G interface (SFP +) regardless of the bandwidth considered in this proposal;

•

There shall not be any Traffic-Police or Traffic-Shaping (QoS) on connections from UOL DIVEO, and PAGSEGURO INTERNET LTDA may use bandwidth up to the limit of the physical connection (Interface 10G SFP+);

•	The supply of the Gbics for all internal connections shall be the responsibility of PAGSEGURO INTERNET LTDA, and are not included in this proposal;

•	This proposal is governed by the conditions of the Hosting Service Rendering Agreement, signed between the Parties on 01/01/2017.

DocuSign Envelope ID: E740DB3E-FF17-4650-B342-B71C32D9EBCB
TECHNICAL PROPOSAL UOL Diveo—OPT 19/27034-D	Page: 8

São Paulo, June 15th, 2019

-DocuSigned by: /s/ Renato Bertozzo Duarte PAGSEGURO INTERNET LTDA.	-DocuSigned by: /s/ Artur Gaulke Schunck PAGSEGURO INTERNET LTDA.

-DocuSigned by: /s/ Rogildo Torquato Landim UOL DIVEO TECNOLOGIA LTDA	-DocuSigned by: /s/ Marcelo Moojen Epperlein UOL DIVEO TECNOLOGIA LTDA

WITNESSES:

-DocuSigned by: /s/ Marcio Drumond Araujo Name: Marcio Drumond Araujo RG:	-DocuSigned by: /s/ Joana Monteiro Fernandes Adolfs Name: Joana Monteiro Fernandes Adolfs RG:

DocuSign Envelope ID: E740DB3E-FF17-4650-B342-B71C32D9EBCB

Commercial Proposal

PAGSEGURO—GLETE CONNECTIVITY

DocuSign Envelope ID: E740DB3E-FF17-4650-B342-B71C32D9EBCB

Commercial Proposal UOL DIVEO OPT 19/27034

Page: 2/7

São Paulo, July 15th, 2019.

To PAGSEGURO INTERNET LTDA

Att.: Raphael Bittencourt

Referring to the Proposals UOL DIVEO OPT 19/27034

In response to your request, we present a proposal for an integrated technology solution to meet the expectations of PAGSEGURO INTERNET LTDA in relation to IT infrastructure services.

We provide PAGSEGURO INTERNET LTDA with our experience of excellent quality services provided to the corporate market. We developed this Proposal with the commitment to offer the solution which most adheres to the business needs of PAGSEGURO INTERNET LTDA.

Below we present our technical proposal and we thank you for the opportunity, making ourselves available for any clarifications.

Best regards,

/s/ Joana Monteiro Fernandes Adolfs

Joana Monteiro Fernandes Adolfs

Account Manager

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: E740DB3E-FF17-4650-B342-B71C32D9EBCB

Commercial Proposal UOL DIVEO OPT 19/27034

Page: 3/7

Confidentiality Agreement	4
Commercial Conditions:	5
Considerations:	5

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: E740DB3E-FF17-4650-B342-B71C32D9EBCB

Commercial Proposal UOL DIVEO OPT 19/27034

Page: 4/7

Confidentiality Agreement

All information contained in this document is strictly confidential and is provided for the sole purpose of technically describing UOL DIVEO solutions at the request of PAGSEGURO INTERNET LTDA, and should not be used for any other purpose.

With respect to the services described herein, if PAGSEGURO INTERNET LTDA chooses a supplier other than UOL DIVEO, or that does not select any supplier within the 15 days from the date of this proposal, PAGSEGURO INTERNET LTDA, agrees to return all exclusive and confidential information belonging to UOL DIVEO, including, but not limited to, this document, and it shall not use or disclose this information in any way in order to gain an unfair business advantage for itself, its subsidiaries, associations or partners of any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOL DIVEO.

PAGSEGURO INTERNET LTDA shall not publish or disclose this information, either in whole or in part, without prior written permission from UOL DIVEO. Several of the service and company names mentioned in this document are registered trademarks. All of them are acknowledged upon this statement.

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: E740DB3E-FF17-4650-B342-B71C32D9EBCB

Commercial Proposal UOL DIVEO OPT 19/27034

Page: 5/7

Commercial Conditions:

Description of the Services	[*****]

	Without Taxes	With Taxes

Referring to the services described in the Technical Proposals OPT19/27034	[*****]	[*****]

[*****]	[*****]	[*****]

[*****]	[*****]	[*****]

Considerations:

◾

Validity of this proposal: 15 business days. After this period has elapsed without the CUSTOMER having returned the signed document to UOL DIVEO, the terms and conditions set forth herein may be revised by UOL DIVEO;

◾	Taxes and rates shall apply in accordance with current legislation:

o

Services of the Data Center Solution, Managed Services, Software as a Service, Application Services and/or Security Management Services are levied with ISS, PIS and COFINS, according to the nature of the service;

o	Internet access services and Cloud services are subject to PIS and COFINS.

◾

Any alterations in their rates or in the calculation basis of taxes levied on the value of the supply object of this proposal, as well as any taxes which may be created as of this date, even if due to the revocation of exemption, shall determine the reformulation of the prices offered for more or less, in line with the occurred alteration;

◾

The non-compliance by the CUSTOMER with obligations defined in the Technical and Commercial Proposals, which imply a delay in the originally proposed schedule does not exempt the CUSTOMER from timely compliance with other obligations, especially those related to payments due;

◾	[*****] shall be billed as follows:

o	[*****];

o	[*****]

o	[*****]

[*****] Confidential information redacted

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: E740DB3E-FF17-4650-B342-B71C32D9EBCB

Commercial Proposal UOL DIVEO OPT 19/27034

Page: 6/7

◾	This proposal does not include cost with local cross-connection with Third Party Operators;

◾

The items contracted through this proposal may be available according to the supply of third parties or own stock, and may result in partial deliveries, which, if they occur, must have their respective terms of acceptance approved by the CUSTOMER for billing composition;

◾

If the need is verified for a greater number of licenses (by increasing users, changing licenses and/or increasing the number of CPUs) and/or changing software versions (due to functionalities and/or version upgrades, if maintenance contract is not contemplated) provided by UOL Diveo, their amount shall be added to the monthly payment for the consecutive month;

◾	Any re-installation, either of servers, operating systems or database, at the request of the Customer due to problems in the application, may be the subject of an additional commercial proposal;

◾

If the provision of Internet access through the UOL DIVEO 95 percentile is contracted, the excess Mbps shall be 15% higher than the minimum contracted Mbps value (according to the metrics established in the Technical Proposal);

◾	This proposal is governed by the conditions of the Service Rendering Agreement, signed between the Parties on 01/01/2017.

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

DocuSign Envelope ID: E740DB3E-FF17-4650-B342-B71C32D9EBCB

Commercial Proposal UOL DIVEO OPT 19/27034

Page: 7/7

São Paulo, July 15th, 2019.

UOL DIVEO TECNOLOGIA LTDA

-DocuSigned by: /s/ Rogildo Torquato Landim Name: Rogildo Torquato Landim ID:	-DocuSigned by: /s/ Marcelo Moojin Epperlein Name: Marcelo Moojin Epperlein ID:

PAGSEGURO INTERNET LTDA.

-DocuSigned by: /s/ Renato Bertozzo Duarte Name: Renato Bertozzo Duarte ID:	-DocuSigned by: /s/ Artur Gaulke Schunck Name: Artur Gaulke Schunck ID:

WITNESSES

-DocuSigned by: /s/ Marcio Drumond Araujo Name: Marcio Drumond Araujo ID:	-DocuSigned by: /s/ Joana Monteiro Fernandes Adolfs Name: Joana Monteiro Fernandes Adolfs ID:

The information contained in this document is confidential and may not be published or disclosed without prior written permission from UOL DIVEO. Alameda Barão de Limeira, 425 - São Paulo - SP www.Uoldiveo.com.br

Conclusion Certificate

Envelope identification: E740DB3EFF174650B342B71C32D9EBCB		Status: Concluded

Subject: DocuSign: ‘PT—HD—PagSeguro (19-27034-D) 2019.07.15 (2).pdf’.pdf, ‘Proposta Comercial_Conect...

Origin of the Envelope: No. of Pages in Document: 16	Signatures: 12	Envelope sender:

No. of Pages in Certificate: 9	Initials: 2	Saedio Dias de Souza Filho

Guided signature: Activated		Av. Brigadeiro Faria Lima, 1.384

Stamp with Envelope ID: Activated		SP, SP 01452-002

Time zone: (UTC-08:00) Pacific Time (US and Canada)		[*****]

IP Address: [*****]

Record tracking

Status: Original	Holder: Saedio Dias de Souza Filho	Location: DocuSign

07/18/2019 08:42:13	[*****]

Signatory Events	Signature	Date/Time

Saedio Dias de Souza Filho		Submitted: 07/18/2019 08:49:10

[*****]		Viewed: 07/18/2019 08:49:20

LAWYER UNIVERSO ONLINE S.A. Security Level: Email address, Account authentication	Adoption of signature: Signature image	Signed: 07/18/2019 08:49:28

(None)	loaded Using IP address: [*****]

Signature and Electronic Registration Terms:

Not available through DocuSign

Marcio Drumond Araujo	-DocuSigned by:	Submitted: 07/18/2019 08:49:29

[*****]		Viewed: 07/27/2019 05:49:53

Security Level: Email address, Account authentication (None)		Signed: 07/27/2019 05:52:42

Adoption of signature: Loaded signature image Using IP address: [*****]

Signature and Electronic Registration Terms:

Accepted: 08/19/2018 05:25:15 ID: [*****]

Rogildo Torquato Landim	-DocuSigned by:	Submitted: 07/27/2019 05:52:43

[*****]		Viewed: 07/29/2019 10:35:40

CFO UOL DIVEO		Signed: 07/29/2019 10:35:47

CEO	Adoption of signature: Pre-selected style
Security Level: Email address, Account authentication

(None)	Using IP address: [*****]

Signature and Electronic Registration Terms:

Accepted: 07/29/2019 10:35:40 ID: [*****]

Marcelo Moojen Epperlein	-DocuSigned by:	Submitted: 07/29/2019 10:35:49

[*****]		Viewed: 07/29/2019 12:47:04

CFO UOL DIVEO		Signed: 07/29/2019 12:47:12

Security Level: Email address, Account authentication (None)	Adoption of signature: Pre-selected style Using IP address: [*****]

Signature and Electronic Registration Terms:

[*****] Confidential information redacted

Signatory Events	Signature	Date/Time

Accepted: 08/31/2018 13:30:22

ID: [*****]

Renato Bertozzo Duarte	-DocuSigned by:	Submitted: 07/29/2019 12:47:14

[*****]		Viewed: 07/29/2019 12:53:41

Legal Director		Signed: 07/29/2019 12:53:49

Universo Online S.A.

Security Level: Email address, Account authentication	Adoption of signature: Pre-selected style

(None)	Using IP address: [*****]

Signature and Electronic Registration Terms:

Accepted: 07/29/2019 12:53:41

ID: [*****]

Artur Gaulke Schunck	-DocuSigned by:	Submitted: 0729//2019 12:53:51

[*****]		Viewed: 07/30/2019 04:51:57

CFO		Signed: 07/30/2019 04:52:07

Security Level: Email address, Account authentication

(None)	Adoption of signature: Pre-selected style

Using IP address: [*****]

Signature Terms and Electronic Registration:

Accepted: 09/12/2018 12:32:08

ID: [*****]

Joana Monteiro Fernandes Adolfs	-DocuSigned by:	Submitted: 07/30/2019 04:52:09

[*****]		Viewed: 07/30/2019 05:25:06

Security Level: Email address, Account authentication		Signed: 07/30/2019 05:25:30

(None)

Adoption of signature: Pre-selected style

Using IP address: [*****]

Signature and Electronic Registration Terms:

Accepted: 04/08/2019 07:23:29

ID: [*****]

In-Person Signatory Events	Signature	Date/Time

Editor Events	Status	Date/Time

Agent Events	Status	Date/Time

Recipient Events	Status	Date/Time

Intermediates

Certified Delivery Events	Status	Date/Time

Copy Events	Status	Date/Time

Events with witnesses	Signature	Date/Time

Civil Law Notary Events	Signature	Date/Time

Envelope summary events	Status	Date/time stamp

Envelope submitted	With hash/encrypted	07/30/2019 04:52:09

Certified delivery	Verified security	07/30/2019 05:25:07

Signature completed	Verified security	07/30/2019 05:25:30

Concluded	Verified security	07/30/2019 05:25:30

Payment events	Status	Date/time stamp

Signature and Electronic Registration Terms

[*****] Confidential information redacted

Signature Terms and Electronic Registration created on: 02/07/2018 05:43:37

The parties hereby agree at: Marcio Drumond Araujo, Marcelo Moojen Epperlein, Renato Bertozzo Duarte, Artur Gaulke Schunck, Joana Monteiro Fernandes Adolfs

CONSENT FOR ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SUBSCRIPTION DISCLOSURES

Electronic Registration and Signature Disclosure

Periodically, may be legally required to provide you with certain written notices or disclosures. The terms and conditions for providing you with such notices and disclosures electronically through the electronic signature system of DocuSign, Inc. (DocuSign). Please read the information below carefully and thoroughly, and if you can electronically access this information satisfactorily and agree to these terms and conditions, please confirm your acceptance by clicking on the “I agree” button at the bottom of this document.

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If you choose to receive the required notices and disclosures only in print, this shall reduce the speed at which we are able to complete certain steps in transactions involving you and the delivery of services to you, as we shall first need to send the required notices and disclosures in printed form, and then wait until we receive back confirmation that you have received such printed notices and disclosures. To indicate to us that you have changed your mind, you must withdraw your consent by filling in the DocuSign “Withdrawal of Consent” form on the signature page of a DocuSign envelope, rather than signing it. This shall indicate that you have withdrawn your consent to receive notices and disclosures electronically and you shall no longer be able to use the DocuSign system to receive the necessary notifications and consents from us electronically or to electronically sign documents sent by us.

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Unless you inform us otherwise, in accordance with the procedures described herein, we shall provide you electronically, through your DocuSign user account, with all necessary notices, disclosures, authorizations, confirmations and other documents which must be provided or made available to you during our relationship. In order to mitigate the risk of you inadvertently failing to receive any notice or disclosure, we prefer to provide all notices and disclosures using the same method and to the same address you provided to us. Thus, you shall be able to receive all disclosures and notices electronically or in printed form, through the mail. If you do not agree with this process, please let us know as described below. Please also see the paragraph immediately above, which describes the consequences of your choice not to receive notices and disclosures from us electronically.

[*****] Confidential information redacted

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(iii) Until or unless I notify you as described above, I consent to receiving exclusively in electronic form, all notices, disclosures, authorizations, acceptances and other documents which must be provided or made available to me during the course of my relationship with you.

Signature Terms and Electronic Registration created on: 12/27/2017 06:27:37

The Parties hereby agree to: Rogildo Torquato Landim

CONSENT FOR ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SUBSCRIPTION DISCLOSURES

Electronic Registration and Signature Disclosure

Periodically, UOL—UNIVERSO ONLINE S/A may be legally required to provide you with certain written notices or disclosures. The terms and conditions for providing you with such notices and disclosures electronically through the electronic signature system of DocuSign, Inc. (DocuSign). Please read the information below carefully and thoroughly, and if you can access this information electronically satisfactorily and agree to these terms and conditions, please confirm your acceptance by clicking on the “I agree” button at the bottom of this document.

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Should you decide to receive notices and disclosures from us electronically, you can, at any time, change your mind and inform us later that you wish to receive notices and disclosures only in printed form. The way in which you must inform us of your decision to receive future notices and disclosures in printed form and to withdraw your consent to receive notices and disclosures is described below.

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If you choose to receive the required notices and disclosures only in print, this shall reduce the speed at which we are able to complete certain steps in transactions involving you and the delivery of services to you, as we shall first need to send the required notices and disclosures in printed form, and then wait until we receive back confirmation that you have received such printed notices and disclosures. To indicate to us that you have changed your mind, you must withdraw your consent by filling in the DocuSign “Withdrawal of Consent” form on the signature page of a DocuSign envelope, rather than signing it. This shall indicate that you have withdrawn your consent to receive notices and disclosures electronically and you shall no longer be able to use the DocuSign system to receive the necessary notifications and consents from us electronically or to electronically sign documents sent by us.

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Unless you inform us otherwise, in accordance with the procedures described herein, we shall provide you electronically, through your DocuSign user account, with all necessary notices, disclosures, authorizations, confirmations and other documents which must be provided or made available to you during our relationship. In order to mitigate the risk of you inadvertently failing to receive any notice or disclosure, we prefer to provide all notices and disclosures using the same method and to the same address you provided to us. Thus, you shall be able to receive all disclosures and notices electronically or in printed form, through the mail. If you do not agree with this process, please let us know as described below. Please also see the paragraph immediately above, which describes the consequences of your choice not to receive notices and disclosures from us electronically.

[*****] Confidential information redacted

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You can contact us to inform about your changes to how we may contact you electronically, request hard copies of certain information and withdraw your prior consent to receive notices and disclosures in electronic format, as follows: To contact us by email send messages to: [*****]

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[*****] Confidential information redacted

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DocuSign Envelope ID: 57A602F2-A5EC-4D5D-BC0E-2DCBFB20196E

Business Proposal

PAGSEGURO – HOSTING TAMBORÉ

SHARED STORAGE

DocuSign Envelope ID: 57A602F2-A5EC-4D5D-BC0E-2DCBFB20196E

Business Proposal UOLDIVEO OPT 19/27379

Page: 2/7

São Paulo, December 20, 2019.

To PAGSEGURO INTERNET LTDA

Attn.: Raphael Bittencourt

Reference to UOLDIVEO Proposals OPT 19/27379

As an answer to your request, we hereby submit a proposal of integrated solution for technology to meet PAGSEGURO INTERNET LTDA’s expectations regarding IT infrastructure services.

We would like to provide PAGSEGURO INTERNET LTDA with our experience with high-quality services provided to the corporate market. We have designed this Proposal as a commitment to offer the best solution to the business needs of PAGSEGURO INTERNET LTDA.

We appreciate the opportunity and remain at your full disposal to clarify any questions that may arise.

Best regards,

/s/ Joana Monteiro Fernandes Adolfs

Joana Monteiro Fernandes Adolfs

Account Manager

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: 57A602F2-A5EC-4D5D-BC0E-2DCBFB20196E

Business Proposal UOLDIVEO OPT 19/27379

Page: 3/7

Non-Disclosure Agreement	4
Business Conditions	5
Provisions	5

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: 57A602F2-A5EC-4D5D-BC0E-2DCBFB20196E

Business Proposal UOLDIVEO OPT 19/27379

Page: 4/7

Non-Disclosure Agreement

All information included herein is strictly confidential and provided with the sole purpose of technically describing UOLDIVEO’s solutions, as requested by PAGSEGURO INTERNET LTDA, and it shall not be used for any other purpose.

Regarding the services described herein, if PAGSEGURO INTERNET LTDA chooses a provider that is not UOLDIVEO, or if it does not select any supplier within 15 days after the date hereof, PAGSEGURO INTERNET LTDA agrees to return all of UOLDIVEO’s exclusive and confidential information, including, but not limited to, this document, and it shall not use nor disclose such information in any way whatsoever in order to obtain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOLDIVEO.

PAGSEGURO INTERNET LTDA shall not partially or fully publish or disclose the information included herein, without UOLDIVEO’s previous written consent. Several names of services and companies referred herein are trademarks. All of such are recognized upon this statement.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: 57A602F2-A5EC-4D5D-BC0E-2DCBFB20196E

Business Proposal UOLDIVEO OPT 19/27379

Page: 5/7

Business Conditions:

Description of Services	[*****]
	Taxes exclusive	Taxes inclusive
Reference to services described in Technical Proposals OPT 19/27379	[*****]	[*****]
[*****]	[*****]	[*****]

Provisions:

◾	Effectiveness: This proposal is valid for 15 business days. If the period lapses and the CLIENT has not returned this document duly signed, terms and conditions herein may be revised by UOLDIVEO

◾	As mutually agreed between the parties, the items of this proposal were activated on January 1, 2020;

◾	This proposal is governed by the conditions of the Hosting Services Agreement executed between the Parties on January 1, 2017;

◾	Taxes and rates shall be applied pursuant to legislation in force:

o	ISS, PIS and COFINS are levied on Data Center Solution Services, Managed Services, Software as Service, Application Service and/or Security Management Services, according to the nature of the service;

o	PIS and COFINS are levied on Internet provision services and Cloud services.

◾

Any changes to tax rates or calculation basis for taxes levied on the price of the provision of services subject matter hereof, as well as any other taxes that may be created as from the date hereof, even if due to revocation of exemption, shall result in price increase or reduction, according to the prevailing rate;

◾

If the CLIENT fails to comply with the obligations established in the Technical and Business Proposals, resulting in a delay in the schedule that was originally proposed, the CLIENT is not exempt from promptly complying with the other obligations, especially the obligations related to payments due;

◾	[*****]shall be billed as described below:

o	[*****];

[*****] Confidential information redacted

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: 57A602F2-A5EC-4D5D-BC0E-2DCBFB20196E

Business Proposal UOLDIVEO OPT 19/27379

Page: 6/7

o	[*****];

o	[*****]

◾	This proposal does not cover the local cross connection costs with Third-Party Carriers;

◾

Items hired hereby may be available in third-party supply or own inventory, which may result in partial deliveries; if this occurs, their respective acceptance terms must be approved by the CLIENT for billing;

◾

If there is need for more licenses (due to an increase in users, change of licensing and/or increase in the number of CPUs) and/or change in the software version (due to matters of features and/or version upgrade, if not covered by the maintenance agreement) provided by UOL Diveo, their amount will be included in the following month’s bill;

◾	Any re-installation of servers, operating systems or database requested by the Client as a result of issues in application may be subject to an additional business proposal;

◾

If Internet supply in the UOLDIVEO 95 percentile modality is hired, the price for the exceeding Mbps shall be 15% higher than the price for the Mbps of minimum hired connection (as per the metrics established in the Technical Proposal);

[*****] Confidential information redacted

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: 57A602F2-A5EC-4D5D-BC0E-2DCBFB20196E

Business Proposal UOLDIVEO OPT 19/27379

Page: 7/7

São Paulo, February 4, 2020 | 07:17:03

UOL DIVEO TECNOLOGIA LTDA

-DocuSigned by: /s/ Marcelo Moojen Epperlein Name: Marcelo Moojen Epperlein ID:	-DocuSigned by: /s/ Rogildo Torquato Landim Name: Rogildo Torquato Landim ID:

PAGSEGURO INTERNET LTDA.

-DocuSigned by: /s/ Renato Bertozzo Duarte Name: Renato Bertozzo Duarte ID:	-DocuSigned by: /s/ Wagner Chagas Feder Name: Wagner Chagas Feder ID:

WITNESSES

-DocuSigned by: /s/ Marcio Drumond Araujo Name: Marcio Drumond Araujo ID:	-DocuSigned by: /s/ Joana Monteiro Fernandes Adolfs Name: Joana Monteiro Fernandes Adolfs ID:

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: 57A602F2-A5EC-4D5D-BC0E-2DCBFB20196E

TECHNICAL PROPOSAL UOL Diveo – OPT 19/27379-D

PAGSEGURO INTERNET LTDA

Technical Proposal – Shared Storage

DocuSign Envelope ID: 57A602F2-A5EC-4D5D-BC0E-2DCBFB20196E

TECHNICAL PROPOSAL UOL Diveo – OPT 19/27379-D	Page: 2

Introduction

São Paulo, January 16, 2020

Reference to UOL Diveo Proposal OPT 19/27379-D

Attn.: Mr. Raphael Bittencourt Simões Costa

As an answer to your request, we hereby submit a proposal of integrated solution for technology and services to meet PAGSEGURO INTERNET LTDA’s expectations regarding IT infrastructure services.

We would like to provide PAGSEGURO INTERNET LTDA with our experience with high-quality services provided to the corporate market. We have designed this Proposal as a commitment to offer the best solution to the business needs of PAGSEGURO INTERNET LTDA.

We appreciate the opportunity and remain at your full disposal to clarify any questions that may arise.

Best regards,

/s/ Jhones Fraga Jhones Fraga Solution Architect

DocuSign Envelope ID: 57A602F2-A5EC-4D5D-BC0E-2DCBFB20196E

TECHNICAL PROPOSAL UOL Diveo – OPT 19/27379-D	Page: 3

Non-Disclosure Agreement

All information included herein is strictly confidential and provided with the sole purpose of technically describing UOLDIVEO’s solutions, as requested by PAGSEGURO INTERNET LTDA, and it shall not be used for any other purpose.

Regarding the services described herein, if PAGSEGURO INTERNET LTDA chooses a provider that is not UOLDIVEO, or if it does not select any supplier within 15 days after the date hereof, PAGSEGURO INTERNET LTDA agrees to return all of UOLDIVEO’s exclusive and confidential information, including, but not limited to, this document, and it shall not use nor disclose such information in any way whatsoever in order to obtain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOLDIVEO.

PAGSEGURO INTERNET LTDA shall not partially or fully publish or disclose the information included herein, without UOLDIVEO’s previous written consent. Several names of services and companies referred herein are trademarks. All of such are recognized upon this statement.

DocuSign Envelope ID: 57A602F2-A5EC-4D5D-BC0E-2DCBFB20196E

TECHNICAL PROPOSAL UOL Diveo – OPT 19/27379-D	Page: 4

Shared Storage

This proposal includes the solution of services managed by UOL Diveo called Shared Storage, which constitutes the provision of Storage and connections managed and administered by UOL Diveo, as described in item Technical Solution.

PAGSEGURO INTERNET LTDA’s environment will benefit from:

•	Internet band through UOL DIVEO’s Backbone IP with high availability and capacity (as applicable);

•	Redundant Power Supply: with redundant generators, independent UPS and feeding through multiple electrical substations;

•	High-precision and redundant air-conditioning system;

•	Building Automation System;

•	Physical Security through cameras, intrusion detection sensor system, access control systems, etc;

•	Fire detection and prevention system;

•	Raised floor;

•	Follow-up on service levels, alarms and access features to the Environment through safe website (UOL DIVEO’s Client Dashboard).

DocuSign Envelope ID: 57A602F2-A5EC-4D5D-BC0E-2DCBFB20196E

TECHNICAL PROPOSAL UOL Diveo – OPT 19/27379-D	Page: 5

Summary of Proposal:

Data Center: TAMBORÉ

Hosting Space

•	8 X Local Connection (Fiber).

Shared Storage

•	Storage AFA (Flash): 120 TB;

•	8 X Corporate SAN Switch Port—FC 8 Gbps.

DocuSign Envelope ID: 57A602F2-A5EC-4D5D-BC0E-2DCBFB20196E

TECHNICAL PROPOSAL UOL Diveo – OPT 19/27379-D	Page: 6

Shared Storage – Technical Solution

•	Response time: Average response time of 0.8ms*.

•

Type designed for systems that require a very high volume of Input/Output Operations in disk (IOPS), such as SAP environments and large databases. This option provides up to 1,736 IOPS per allocated Tbytes.

DocuSign Envelope ID: 57A602F2-A5EC-4D5D-BC0E-2DCBFB20196E

TECHNICAL PROPOSAL UOL Diveo – OPT 19/27379-D	Page: 7

Exhibit – SLA (Service Level Agreement)

UOL DIVEO undertakes to fully comply with all of the SLA commitments upon the supply of redundancy and diversity in each aspect.

All of UOL DIVEO’s Data Center infrastructure (Facilities) is implemented with redundancy in order to obtain the best availability possible. However, the high availability offered does not cover fault risks (Fault Tolerance or Points of Failure) to dedicated equipment, provided for the service provision, meaning that in the event of any failure or unavailability of a dedicated hardware component to the client, the client’s experience may suffer degradation or the client may even be unable to use the service.

Thus, we recommend that active components, such as switches, servers and/or other equipment that may directly impact the service provision, must be assessed during the definition of the architecture, subject to the severity of the client’s environments and the total availability of the solution.

We work with the following annual availability indexes, monthly assessed for credit purposes:

•	99.9% of infrastructure availability time.

DocuSign Envelope ID: 57A602F2-A5EC-4D5D-BC0E-2DCBFB20196E

TECHNICAL PROPOSAL UOL Diveo – OPT 19/27379-D	Page: 8

The following Mean Time to Recovery (MTTR) shall be considered:

Type of Impact	Severity	Mean Time to Recovery (MTTR)

• Availability of services is fully impacted (totally unavailable);

• All or most of the users cannot operate;

• Risk of physical security loss in the Data Center environment;

• Detection of attack or intrusion in the environment*

• Risk of fraud or breach of confidential information*.

	P1	4 hours

• Availability of services is partially impacted;

• A large group of users is experiencing operating difficulties;

• Client’s environment is degraded or has intermittent drops;

• Link access is partially unavailable*.

	P2	12 hours
• Degradation of services, without unavailability (bad quality); • Few users facing issues to operate or check information; • A group of clients cannot use a non-critical feature.	P3	24 hours
• Non-critical technical support requests; • Non-critical or non-strategical information request; • Request of any reports for query.	P4	96 hours

DocuSign Envelope ID: 57A602F2-A5EC-4D5D-BC0E-2DCBFB20196E

TECHNICAL PROPOSAL UOL Diveo – OPT 19/27379-D	Page: 9

General Provisions

•	Deadline for installation: Infrastructure is active;

•	Internal racks’ cabling, assembly and interconnection of the servers and other equipment in the environment are not included in this proposal. They shall be provided by the client;

•	If PAGSEGURO INTERNET LTDA decides to use a larger space than the one offered for hosting its equipment, UOL Diveo reserves its right to charge the applicable additional price;

•	The response time was measured based on the current usage; since it is a shared storage, such time may vary;

•	Any changes requested by PAGSEGURO INTERNET LTDA to the initial scope of the project may result in additional cost. The additional cost may be fully charged from the Client, at UOL Diveo’s discretion;

•	As mutually agreed between the parties, the items hereof were activated on January 1, 2020;

•	This proposal is governed by the provisions of the Hosting Services Agreement, executed between the Parties on January 1, 2017.

DocuSign Envelope ID: 57A602F2-A5EC-4D5D-BC0E-2DCBFB20196E

TECHNICAL PROPOSAL UOL Diveo – OPT 19/27379-D	Page: 10

February 04, 2020 | 07:17:03 PST

São Paulo,                  , 2020

-DocuSigned by: /s/ Renato Bertozzo Duarte	-DocuSigned by: /s/ Wagner Chagas Feder
PAGSEGURO INTERNET LTDA.	PAGSEGURO INTERNET LTDA.

-DocuSigned by: /s/ Marcelo Moojen Epperlein	-DocuSigned by: /s/ Rogildo Torquato Landim
UOL DIVEO TECNOLOGIA LTDA	UOL DIVEO TECNOLOGIA LTDA

WITNESSES:

-DocuSigned by:	/S/ MARCIO DRUMOND ARAUJO	-DocuSigned by:	/S/ JOANA MONTEIRO FERNANDES ADOLFS
Name:	Marcio Drumond Araujo	Name:	Joana Monteiro Fernandes Adolfs
RG:		RG:

Completion Certificate

Envelope ID: 57A602F2A5EC4D5DBC0E2DCBFB20196E		Status: Completed
Subject: PAGSEGURO x Uol Diveo – Technical and business proposal (OPT-19/27379) Regularization of Storage Tamboré		Envelop Source:
Document Pages: 17 Certificate Pages: 9 AutoNav: Enabled Envelope ID Stamping: Enabled	Signatures: 14 Initials: 15	Envelope Sent by: Vivian Freire Rodrigues do Vale Av. Brigadeiro Faria Lima, 1.384 SP, SP 01452-002
Time zone: (UTC-08:00) Pacific Time (US and Canada)		[*****] IP Address: [*****]

Record tracking

Status: Original 01/30/2020 07:05:47	Holder: Vivian Freire Rodrigues do Vale [*****]	Location: DocuSign

Signatory Events	Signature	Date/Time
Marcio Drumond Araujo [*****] CIO Security Level: E-mail, Account Authentication (None)	-DocuSigned by: Signature established by: Signature image loaded Using IP address: [*****]	Sent: 01/30/2020 07:16:34 Resent: 02/04/2020 07:16:23 Signed: 02/04/2020 07:17:03

Electronic Record and Signature Disclosure:

Accepted: 08/19/2018 05:25:15

ID: [*****]

Vivian Freire Rodrigues do Vale

[*****]

Lawyer

UNIVERSO ONLINE SA

Security Level: E-mail, Account Authentication (None)

	-DocuSigned by: Signature established by: Signature image loaded Using IP address: [*****]	Sent: 02/04/2020 07:17:05 Viewed: 02/04/2020 12:50:39 Signed: 02/04/2020 12:50:46
Electronic Record and Signature Disclosure: Not offered via DocuSign Wagner Chagas Feder [*****] Treasury Officer Security Level: Email, Account authentication (None)	-DocuSigned by: Signature established by: Pre-set style Using IP address: [*****]	Sent: 02/04/2020 12:50:48 Viewed: 02/12/2020 10:10:34 Signed: 02/12/2020 10:10:46
Electronic Record and Signature Disclosure: Accepted: 06/29/2018 15:03:30 ID: [*****] Renato Bertozzo Duarte [*****] Head of Legal Department Security Level: Email, Account authentication (None)	-DocuSigned by: Signature established by: Pre-set style Using IP address: [*****] Signed using cellphone	Sent: 02/04/2020 12:50:48 Viewed: 02/04/2020 17:29:10 Signed: 02/04/2020 17:29:19

[*****] Confidential information redacted

Signatory Events	Signature	Date/Time
Electronic Record and Signature Disclosure: Accepted: 02/04/2020 17:29:10 ID: [*****] Joana Monteiro Fernandes Adolfs [*****] Security Level: E-mail, Account Authentication (None)	-DocuSigned by: Signature established by: Pre-set style Using IP address: [*****]	Sent: 02/04/2020 07:17:05 Viewed: 02/04/2020 12:50:39 Signed: 02/04/2020 12:50:46
Electronic Record and Signature Disclosure: Accepted: 04/08/2019 07:23:29 ID: [*****] Rogildo Torquato Landim [*****] CEO UOLDIVEO CEO Security Level: Email, Account authentication (None)	-DocuSigned by: Signature established by: Pre-set style Using IP address: [*****]	Sent: 02/04/2020 12:50:48 Viewed: 02/12/2020 10:10:34 Signed: 02/12/2020 10:10:46
Electronic Record and Signature Disclosure: Accepted: 02/19/2020 05:02:33 ID: [*****] Marcelo Moojen Epperlein [*****] CFO UOLDIVEO Security Level: Email, Account authentication (None)	-DocuSigned by: Signature established by: Pre-set style Using IP address: [*****] Signed using cellphone	Sent: 02/04/2020 12:50:48 Viewed: 02/04/2020 17:29:10 Signed: 02/04/2020 17:29:19
Electronic Record and Signature Disclosure: Accepted: 08/31/2018 13:30:22 ID: [*****]

In-Person Signer Events	Signature	Date/Time

Editor Delivery Events	Status	Date/Time

Agent Delivery Events	Status	Date/Time

Intermediary Delivery Events	Status	Date/Time

Certified Delivery Events	Status	Date/Time

Carbon Copy Events	Status	Date/Time

Witnesses Events	Signature	Date/Time

Notary Events	Signature	Date/Time

Envelope summary events	Status	Timestamp

Envelope sent	Hashed/Encrypted	02/19/2020 04:30:27

Certified delivery	Security checked	02/19/2020 05:55:28

Signing completed	Security checked	02/19/2020 05:55:36

Completed	Security checked	02/19/2020 05:55:36

Payment Events	Status	Timestamp

Electronic Record and Signature Disclosure

[*****] Confidential information redacted

Electronic Records and Signature created on 02/28/2018 05:43:37

Parties: Marcio Drumond Araujo, Renato Bertozzo Duarte, Joana Monteiro Fernandes Adolfs, Marcelo Moojen Epperlein

CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SIGNATURE DISCLOSURES

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[*****] Confidential information redacted

All notices and disclosures will be sent to you electronically

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Electronic Records and Signature created on: 12/27/2017 06:27:37

Parties: Wagner Chagas Feder, Rogildo Torquato Landim

CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SIGNATURE DISCLOSURES

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From time to time, UOL—UNIVERSO ONLINE S/A may be required by law to provide you with certain written notices or disclosures. Described below are the terms and conditions for us to provide you with such notices and disclosures electronically through the DocuSign, Inc. (DocuSign) electronic signature system. Read the information below carefully and thoroughly, and if you can access this information electronically to your satisfaction and agree to these terms and conditions, confirm your agreement by clicking the ‘I agree’ button at the bottom of this document.

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[*****] Confidential information redacted

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[*****] Confidential information redacted

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Until or unless I notify UOL—UNIVERSO ONLINE S/A as described above, I consent to receive exclusively through electronic means all notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to me by UOL—UNIVERSO ONLINE S/A during the course of my relationship with you.

DocuSign Envelope ID: C0CD087F-4209-480B-8FD9-123AF3D88A58

Business Proposal

PAGSEGURO – HOSTING GLETE

SHARED STORAGE

DocuSign Envelope ID: C0CD087F-4209-480B-8FD9-123AF3D88A58

Business Proposal UOLDIVEO OPT 19/27391

Page: 2/7

São Paulo, December 20, 2019.

To PAGSEGURO INTERNET LTDA

Attn.: Raphael Bittencourt

Reference to UOLDIVEO Proposals OPT 19/27391

As an answer to your request, we hereby submit a proposal of integrated solution for technology to meet PAGSEGURO INTERNET LTDA’s expectations regarding IT infrastructure services.

We would like to provide PAGSEGURO INTERNET LTDA with our experience with high-quality services provided to the corporate market. We have designed this Proposal as a commitment to offer the best solution to the business needs of PAGSEGURO INTERNET LTDA.

We appreciate the opportunity and remain at your full disposal to clarify any questions that may arise.

Best regards,

/s/ Joana Monteiro Fernandes Adolfs

Joana Monteiro Fernandes Adolfs

Account Manager

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: C0CD087F-4209-480B-8FD9-123AF3D88A58

Business Proposal UOLDIVEO OPT 19/27391

Page: 3/7

Non-Disclosure Agreement	4
Business Conditions	5
Provisions	5

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: C0CD087F-4209-480B-8FD9-123AF3D88A58

Business Proposal UOLDIVEO OPT 19/27391

Page: 4/7

Non-Disclosure Agreement

All information included herein is strictly confidential and provided with the sole purpose of technically describing UOLDIVEO’s solutions, as requested by PAGSEGURO INTERNET LTDA, and it shall not be used for any other purpose.

Regarding the services described herein, if PAGSEGURO INTERNET LTDA chooses a provider that is not UOLDIVEO, or if it does not select any supplier within 15 days after the date hereof, PAGSEGURO INTERNET LTDA agrees to return all of UOLDIVEO’s exclusive and confidential information, including, but not limited to, this document, and it shall not use nor disclose such information in any way whatsoever in order to obtain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOLDIVEO.

PAGSEGURO INTERNET LTDA shall not partially or fully publish or disclose the information included herein, without UOLDIVEO’s previous written consent. Several names of services and companies referred herein are trademarks. All of such are recognized upon this statement.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: C0CD087F-4209-480B-8FD9-123AF3D88A58

Business Proposal UOLDIVEO OPT 19/27391

Page: 5/7

Business Conditions:

Description of Services	[*****]
	Taxes exclusive	Taxes inclusive
Reference to services described in Technical Proposals OPT 19/27391	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

Provisions:

◾	Effectiveness: This proposal is valid for 15 business days. If the period lapses and the CLIENT has not returned this document duly signed, terms and conditions herein may be revised by UOLDIVEO

◾	As mutually agreed between the parties, the items of this proposal were activated on January 1, 2020;

◾	This proposal is governed by the conditions of the Hosting Services Agreement executed between the Parties on January 1, 2017;

◾	Taxes and rates shall be applied pursuant to legislation in force:

o	ISS, PIS and COFINS are levied on Data Center Solution Services, Managed Services, Software as Service, Application Service and/or Security Management Services, according to the nature of the service;

o	PIS and COFINS are levied on Internet provision services and Cloud services.

◾

Any changes to tax rates or calculation basis for taxes levied on the price of the provision of services subject matter hereof, as well as any other taxes that may be created as from the date hereof, even if due to revocation of exemption, shall result in price increase or reduction, according to the prevailing rate;

◾

If the CLIENT fails to comply with the obligations established in the Technical and Business Proposals, resulting in a delay in the schedule that was originally proposed, the CLIENT is not exempt from promptly complying with the other obligations, especially the obligations related to payments due;

◾	[*****] shall be billed as described below:

o	[*****];

[*****] Confidential information redacted

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: C0CD087F-4209-480B-8FD9-123AF3D88A58

Business Proposal UOLDIVEO OPT 19/27391

Page: 6/7

o	[*****];

o	[*****].

◾	This proposal does not cover the local cross connection costs with Third-Party Carriers;

◾

Items hired hereby may be available in third-party supply or own inventory, which may result in partial deliveries; if this occurs, their respective acceptance terms must be approved by the CLIENT for billing;

◾

If there is need for more licenses (due to an increase in users, change of licensing and/or increase in the number of CPUs) and/or change in the software version (due to matters of features and/or version upgrade, if not covered by the maintenance agreement) provided by UOL Diveo, their amount will be included in the following month’s bill;

◾	Any re-installation of servers, operating systems or database requested by the Client as a result of issues in application may be subject to an additional business proposal;

◾

If Internet supply in the UOLDIVEO 95 percentile modality is hired, the price for the exceeding Mbps shall be 15% higher than the price for the Mbps of minimum hired connection (as per the metrics established in the Technical Proposal);

[*****] Confidential information redacted

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: C0CD087F-4209-480B-8FD9-123AF3D88A58

Business Proposal UOLDIVEO OPT 19/27391

Page: 7/7

São Paulo, February 4, 2020 | 07:17:03

UOL DIVEO TECNOLOGIA LTDA

-DocuSigned by: /s/ Marcelo Moojen Epperlein Name: Marcelo Moojen Epperlein ID:	-DocuSigned by: /s/ Rogildo Torquato Landim Name: Rogildo Torquato Landim ID:

PAGSEGURO INTERNET LTDA.

-DocuSigned by: /s/ Renato Bertozzo Duarte Name: Renato Bertozzo Duarte ID:	-DocuSigned by: /s/ Wagner Chagas Feder Name: Wagner Chagas Feder ID:

WITNESSES

-DocuSigned by: /s/ Marcio Drumond Araujo Name: Marcio Drumond Araujo ID:	-DocuSigned by: /s/ Joana Monteiro Fernandes Adolfs Name: Joana Monteiro Fernandes Adolfs ID:

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: C0CD087F-4209-480B-8FD9-123AF3D88A58

TECHNICAL PROPOSAL UOL Diveo – OPT 19/27391-D	Page: 2

PAGSEGURO INTERNET LTDA

Technical Proposal – Shared Storage

DocuSign Envelope ID: C0CD087F-4209-480B-8FD9-123AF3D88A58

TECHNICAL PROPOSAL UOL Diveo – OPT 19/27391-C	Page: 2

Introduction

São Paulo, January 16, 2020

Reference to UOL Diveo Proposal OPT 19/27391-C

Attn.: Mr. Raphael Bittencourt Simões Costa

As an answer to your request, we hereby submit a proposal of integrated solution for technology and services to meet PAGSEGURO INTERNET LTDA’s expectations regarding IT infrastructure services.

We would like to provide PAGSEGURO INTERNET LTDA with our experience with high-quality services provided to the corporate market. We have designed this Proposal as a commitment to offer the best solution to the business needs of PAGSEGURO INTERNET LTDA.

We appreciate the opportunity and remain at your full disposal to clarify any questions that may arise.

Best regards,

/s/ Jhones Fraga

Jhones Fraga

Solution Architect

DocuSign Envelope ID: C0CD087F-4209-480B-8FD9-123AF3D88A58

TECHNICAL PROPOSAL UOL Diveo – OPT 19/27391-C	Page: 3

Non-Disclosure Agreement

All information included herein is strictly confidential and provided with the sole purpose of technically describing UOLDIVEO’s solutions, as requested by PAGSEGURO INTERNET LTDA, and it shall not be used for any other purpose.

Regarding the services described herein, if PAGSEGURO INTERNET LTDA chooses a provider that is not UOLDIVEO, or if it does not select any supplier within 15 days after the date hereof, PAGSEGURO INTERNET LTDA agrees to return all of UOLDIVEO’s exclusive and confidential information, including, but not limited to, this document, and it shall not use nor disclose such information in any way whatsoever in order to obtain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOLDIVEO.

PAGSEGURO INTERNET LTDA shall not partially or fully publish or disclose the information included herein, without UOLDIVEO’s previous written consent. Several names of services and companies referred herein are trademarks. All of such are recognized upon this statement.

DocuSign Envelope ID: C0CD087F-4209-480B-8FD9-123AF3D88A58

TECHNICAL PROPOSAL UOL Diveo – OPT 19/27391-C	Page: 4

Shared Storage

This proposal includes the solution of services managed by UOL Diveo called Shared Storage, which constitutes the provision of Storage and connections managed and administered by UOL Diveo, as described in item Technical Solution.

PAGSEGURO INTERNET LTDA’s environment will benefit from:

•	Internet band through UOL DIVEO’s Backbone IP with high availability and capacity (as applicable);

•	Redundant Power Supply: with redundant generators, independent UPS and feeding through multiple electrical substations;

•	High-precision and redundant air-conditioning system;

•	Building Automation System;

•	Physical Security through cameras, intrusion detection sensor system, access control systems, etc;

•	Fire detection and prevention system;

•	Raised floor;

•	Follow-up on service levels, alarms and access features to the Environment through safe website (UOL DIVEO’s Client Dashboard).

DocuSign Envelope ID: C0CD087F-4209-480B-8FD9-123AF3D88A58

TECHNICAL PROPOSAL UOL Diveo – OPT 19/27391-C	Page: 5

Summary of Proposal:

Data Center: GLETE

Hosting Space

•	4 X Local Connection (Fiber).

Shared Storage

•	Storage AFA (Flash): 40 TB;

•	4 X Corporate SAN Switch Port—FC 8 Gbps.

DocuSign Envelope ID: C0CD087F-4209-480B-8FD9-123AF3D88A58

TECHNICAL PROPOSAL UOL Diveo – OPT 19/27391-C	Page: 6

Shared Storage – Technical Solution

•	Response time: Average response time of 0.8ms*.

•

Type designed for systems that require a very high volume of Input/Output Operations in disk (IOPS), such as SAP environments and large databases. This option provides up to 1,736 IOPS per allocated Tbytes.

DocuSign Envelope ID: C0CD087F-4209-480B-8FD9-123AF3D88A58

TECHNICAL PROPOSAL UOL Diveo – OPT 19/27391-C	Page: 7

Exhibit – SLA (Service Level Agreement)

UOL DIVEO undertakes to fully comply with all of the SLA commitments upon the supply of redundancy and diversity in each aspect.

All of UOL DIVEO’s Data Center infrastructure (Facilities) is implemented with redundancy in order to obtain the best availability possible. However, the high availability offered does not cover fault risks (Fault Tolerance or Points of Failure) to dedicated equipment, provided for the service provision, meaning that in the event of any failure or unavailability of a dedicated hardware component to the client, the client’s experience may suffer degradation or the client may even be unable to use the service.

Thus, we recommend that active components, such as switches, servers and/or other equipment that may directly impact the service provision, must be assessed during the definition of the architecture, subject to the severity of the client’s environments and the total availability of the solution.

We work with the following annual availability indexes, monthly assessed for credit purposes:

•	99.9% of infrastructure availability time.

DocuSign Envelope ID: C0CD087F-4209-480B-8FD9-123AF3D88A58

TECHNICAL PROPOSAL UOL Diveo – OPT 19/27391-C	Page: 8

The following Mean Time to Recovery (MTTR) shall be considered:

Type of Impact	Severity	Mean Time to Recovery (MTTR)

•   Availability of services is fully impacted (totally unavailable);

•   All or most of the users cannot operate;

•   Risk of physical security loss in the Data Center environment;

•   Detection of attack or intrusion in the environment*

•   Risk of fraud or breach of confidential information*.

	P1	4 hours

•   Availability of services is partially impacted;

•   A large group of users is experiencing operating difficulties;

•   Client’s environment is degraded or has intermittent drops;

•   Link access is partially unavailable*.

	P2	12 hours
• Degradation of services, without unavailability (bad quality); • Few users facing issues to operate or check information; • A group of clients cannot use a non-critical feature.	P3	24 hours
• Non-critical technical support requests; • Non-critical or non-strategical information request; • Request of any reports for query.	P4	96 hours

DocuSign Envelope ID: C0CD087F-4209-480B-8FD9-123AF3D88A58

TECHNICAL PROPOSAL UOL Diveo – OPT 19/27391-C	Page: 9

General Provisions

•	Deadline for installation: Infrastructure is active;

•	Internal racks’ cabling, assembly and interconnection of the servers and other equipment in the environment are not included in this proposal. They shall be provided by the client;

•	If PAGSEGURO INTERNET LTDA decides to use a larger space than the one offered for hosting its equipment, UOL Diveo reserves its right to charge the applicable additional price;

•	The response time was measured based on the current usage; since it is a shared storage, such time may vary;

•	Any changes requested by PAGSEGURO INTERNET LTDA to the initial scope of the project may result in additional cost. The additional cost may be fully charged from the Client, at UOL Diveo’s discretion;

•	As mutually agreed between the parties, the items hereof were activated on January 1, 2020;

•	This proposal is governed by the provisions of the Hosting Services Agreement, executed between the Parties on January 1, 2017.

DocuSign Envelope ID: C0CD087F-4209-480B-8FD9-123AF3D88A58

TECHNICAL PROPOSAL UOL Diveo – OPT 19/27391-C	Page: 10

February 04, 2020 | 07:14:56 PST

São Paulo,                  , 2020

-DocuSigned by: /s/ Renato Bertozzo Duarte PAGSEGURO INTERNET LTDA.	-DocuSigned by: /s/ Wagner Chagas Feder PAGSEGURO INTERNET LTDA.
-DocuSigned by: /s/ Marcelo Moojen Epperlein UOL DIVEO TECNOLOGIA LTDA	-DocuSigned by: /s/ Rogildo Torquato Landim UOL DIVEO TECNOLOGIA LTDA

WITNESSES:

-DocuSigned by: /s/ Marcio Drumond Araujo Name: Marcio Drumond Araujo RG:	-DocuSigned by: /s/ Joana Monteiro Fernandes Adolfs Name: Joana Monteiro Fernandes Adolfs RG:

Completion Certificate
Envelope ID: C0CD087F-4209-480B-8FD9-123AF3D88A58		Status: Completed
Subject: PAGSEGURO x Uol Diveo – Technical and business proposal (OPT-19/27391) Regularization of Storage Glete Envelop Source:
Document Pages: 17	Signatures: 14	Envelope Sent by:
Certificate Pages: 9	Initials: 15	Vivian Freire Rodrigues do Vale
AutoNav: Enabled		Av. Brigadeiro Faria Lima, 1.384 SP, SP
Envelope ID Stamping: Enabled		01452-002
Time Zone: (UTC-08:00) Pacific Time (US & Canada)		[*****]
IP Address: [*****]
Record Tracking
Status: Original	Holder: Vivian Freire Rodrigues do Vale [*****]	Location: DocuSign
01/30/2020 07:18:09
Signatories’ Events	Signature	Date/Time
Marcio Drumond Araujo		Sent: 01/30/2020 07:24:16
[*****]		Resent: 02/04/2020 07:13:37
CIO		Signed: 02/04/2020 07:14:56
Security Level: E-mail, Account Authentication
(None)	-DocuSigned by:
Signature established by: Signature image
loaded
Using IP Address: [*****]
Electronic Record and Signature Disclosure:
Accepted: 08/19/2018 05:25:15
ID: [*****]
Sent: 02/04/2020 07:14:58
Vivian Freire Rodrigues do Vale
[*****]		Viewed: 02/04/2020 12:50:54
Lawyer	-DocuSigned by:	Signed: 02/04/2020 12:51:00
UNIVERSO ONLINE SA
Signature established by: Signature image
Security Level: E-mail, Account
Authentication (None)	loaded
Using IP Address: [*****]
Electronic Record and Signature Disclosure:
Not offered via DocuSign
Wagner Chagas Feder		Sent: 02/04/2020 12:51:02
[*****]		Viewed: 02/12/2020 10:09:37
Treasury Officer		Signed: 02/12/2020 10:09:47
Security Level: E-mail, Account Authentication
(None)	-DocuSigned by:
Signature established by: Pre-set style
Using IP Address: [*****]
Electronic Record and Signature Disclosure:
Accepted: 06/29/2018 15:03:30
ID: [*****]
Renato Bertozzo Duarte		Sent: 02/04/2020 12:51:02
[*****]		Viewed: 02/04/2020 17:29:43
Head of Legal Department	-DocuSigned by:	Signed: 02/04/2020 17:29:49
Universo Online S.A.
Security Level: E-mail, Account Authentication (None)
Electronic Record and Signature Disclosure:	Signature established by: Pre-set style
Using IP Address: [*****]
Signed using cellphone

[*****] Confidential information redacted

Signatories’ Events		Date/Time
Accepted: 02/04/2020 17:29:43
ID: [*****]
Joana Monteiro Fernandes Adolfs		Sent: 02/12/2020 10:09:49
[*****]		Viewed: 02/17/2020 04:26:21
Security Level: E-mail, Account Authentication (None)		Signed: 02/17/2020 04:26:47
-DocuSigned by:
Signature established by: Pre-set style
Using IP Address: [*****]
Electronic Record and Signature Disclosure:
Accepted: 04/08/2019 07:23:29
ID: [*****]
Rogildo Torquato Landim		Sent: 02/17/2020 04:26:49
[*****]		Viewed: 02/17/2020 09:48:51
CEO UOLDIVEO	-DocuSigned by:	Signed: 02/17/2020 09:48:57
CEO
Security Level: E-mail, Account Authentication (None)	Signature established by: Pre-set style
Using IP Address: [*****]
Electronic Record and Signature Disclosure:
Not available in DocuSign
Marcelo Moojen Epperlein		Sent: 02/17/2020 04:26:49
[*****]		Viewed: 02/20/2020 05:34:26
CFO UOLDIVEO		Signed: 02/20/2020 05:34:36
Security Level: E-mail, Account Authentication
(None)	-DocuSigned by:
Signature established by: Pre-set style
Using IP Address: [*****]
Electronic Record and Signature Disclosure:
Accepted: 08/31/2018 13:30:22
ID: [*****]
In Person Signer Events	Signature	Date/Time
Editor Delivery Events	Status	Date/Time
Agent Delivery Events	Status	Date/Time
Intermediary Delivery Events	Status	Date/Time
Certified Delivery Events	Status	Date/Time
Carbon Copy Events	Status	Date/Time
Witness Events	Signature	Date/Time
Notary Events	Signature	Date/Time
Envelope Summary Events	Status	Timestamp
Envelope sent	Hashed/Encrypted	02/17/2020 04:26:49
Certified delivery	Security checked	02/20/2020 05:34:26
Signing complete	Security checked	02/20/2020 05:34:36
Completed	Security checked	02/20/2020 05:34:36
Payment Events	Status	Timestamp
Electronic Record and Signature Disclosure

[*****] Confidential information redacted

Electronic Records and Signature created on 02/28/2018 05:43:37

Parties: Marcio Drumond Araujo, Renato Bertozzo Duarte, Joana Monteiro Fernandes Adolfs, Marcelo Moojen Epperlein

CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SIGNATURE DISCLOSURES

Electronic Records and Signature Disclosure

From time to time, we may be required by law to provide you with certain written notices or disclosures. Described below are the terms and conditions for us to provide you with such notices and disclosures electronically through the DocuSign, Inc. (DocuSign) electronic signature system. Read the information below carefully and thoroughly, and if you can access this information electronically to your satisfaction and agree to these terms and conditions, confirm your agreement by clicking the ‘I agree’ button at the bottom of this document.

Getting paper copies

At any time, you may request from us a paper copy of any record provided or made available electronically to you by us. You will have the ability to download and print the documents we send to you through the DocuSign system during and immediately after the signature session, and, if you elect to create a DocuSign user account, you may access them for a limited period of time (usually 30 days) after such documents are first sent to you. After such time, if you wish to get paper copies of any such documents to be sent from our office to you, [*****] per-page fee. You may request delivery of such paper copies from us by following the procedure described below.

Withdrawing your consent

If you decide to receive notices and disclosures from us electronically, you may at any time change your mind and tell us thereafter that you want to receive notices and disclosures only in paper format. The procedure to inform us of your decision to receive future notices and disclosures in paper format and withdraw your consent to receive notices and disclosures electronically is described below.

Consequences of changing your mind

If you elect to receive notices and disclosures only in paper format, it will slow the speed at which we can complete certain steps in transactions with you and provide services to you because we will need first to send the required notices or disclosures to you in paper format, and then wait until we receive back from you your acknowledgment of receipt of such paper notices or disclosures. To let us know that you are changing your mind, you must withdraw your consent using the DocuSign “Withdraw Consent” form on the signature page of a DocuSign envelope instead of signing it. This will indicate to us that you have withdrawn your consent to receive notices and disclosures electronically from us and you will no longer be able to use the DocuSign system to receive notices and consents electronically from us or to electronically sign documents sent by us.

[*****] Confidential information redacted

All notices and disclosures will be sent to you electronically

Unless you tell us otherwise in accordance with the procedures described herein, we will electronically send you through the DocuSign system all required notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to you during the course of our relationship with you. To reduce the chance of you inadvertently not receiving any notice or disclosure, we prefer to provide all of the required notices and disclosures to you using the same method and to the same address you have informed us. Thus, you can receive all the disclosures and notices electronically or in paper format through the paper mail delivery system. If you do not agree with this process, let us know as described below. Also, see the paragraph immediately above that describes the consequences if you elect not to receive notices and disclosures electronically from us.

How to contact us:

You may contact us to let us know of your changes on how we should contact you electronically, to request paper copies of certain information from us, and to withdraw your prior consent to receive notices and disclosures electronically, as provided below:

You may contact us through the e-mail address:

To inform of your new e-mail address:

To let us know of a change in your e-mail address to which we should send notices and disclosures electronically to you, you must send us an e-mail and provide: your previous e-mail address and your new e-mail address. We do not require any other information from you to change your e-mail address.

In addition, you must notify DocuSign, Inc. in order to reflect your new e-mail address in your DocuSign account by following the process for changing e-mail in the DocuSign system.

To request paper copies from us:

To request us to send you paper copies of the notices and disclosures previously provided by us to you electronically, you must send us an e-mail and provide: your e-mail address, full name, Brazil Postal address, and telephone number. We will charge you for the amount of the copies, if applicable.

To withdraw your consent to us:

To inform us that you no longer want to receive future notices and disclosures in electronic format you may:

(i)	refuse to sign a document in your DocuSign session, and on the subsequent page, select the check-box indicating you wish to withdraw your consent; or you may

(ii)

send us an e-mail and provide your e-mail address, full name, Brazil Postal Address, and telephone number. We do not need any other information from you to withdraw consent. The consequences of your withdrawing consent for online documents will be that transactions may take longer to process.

Required hardware and software**:

(i)	Operating Systems: Windows® 2000, Windows® XP, Windows Vista®; Mac OS®

(ii)	Browsers: Latest versions Internet Explorer® 6.0 or above (only Windows); Mozilla Firefox 2.0 or above (Windows and Mac); Safari™ 3.0 or above (only Mac)

(iii)	PDF readers: Acrobat® or similar software may be required to view and print PDF files.

(iv)	Screen Resolution: 800 x 600 minimum

(v)	Enabled Security Settings: Allow per session cookies

** These minimum requirements are subject to change. If these requirements change, you will be asked to re-accept the disclosure. Pre-release (e.g. beta) versions of operating systems and browsers are not supported.

Acknowledging your access and consent to receive materials electronically:

To confirm to us that you can access this information electronically, which will be similar to other electronic notices and disclosures that we will provide to you, please make sure you read this electronic disclosure and are able to print on paper or electronically save this page for your future reference and access or are able to e-mail this disclosure and consent to an e-mail address in which you will be able to print on paper or save this page for your future reference and access. Further, if you consent to receiving notices and disclosures exclusively in electronic format under the terms and conditions described above, let us know by clicking the “I agree” button below.

By checking the “I agree” box, I confirm that:

(i)	I can access and read this Electronic CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND CONSUMER SIGNATURE DISCLOSURES; and

(ii)	I can print on paper the disclosure or save or send the disclosure to a place where I can print it, for future reference and access; and

(iii)

Until or unless I notify as described above, I consent to receive exclusively through electronic means all notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to me by during the course of my relationship with you.

Electronic Records and Signature created on: 12/27/2017 06:27:37

Parties: Wagner Chagas Feder, Rogildo Torquato Landim

CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SIGNATURE DISCLOSURES

Electronic Record and Signature Disclosure

From time to time, UOL—UNIVERSO ONLINE S/A may be required by law to provide you with certain written notices or disclosures. Described below are the terms and conditions for us to provide you with such notices and disclosures electronically through the DocuSign, Inc. (DocuSign) electronic signature system. Read the information below carefully and thoroughly, and if you can access this information electronically to your satisfaction and agree to these terms and conditions, confirm your agreement by clicking the ‘I agree’ button at the bottom of this document.

Getting paper copies

At any time, you may request from us a paper copy of any record provided or made available electronically to you by us. You will have the ability to download and print the documents we send to you through the DocuSign system during and immediately after the signature session, and, if you elect to create a DocuSign user account, you may access them for a limited period of time (usually 30 days) after such documents are first sent to you. After such time, if you wish to get paper copies of any such documents to be sent from our office to you, [*****] per-page fee. You may request delivery of such paper copies from us by following the procedure described below.

Withdrawing your consent

If you decide to receive notices and disclosures from us electronically, you may at any time change your mind and tell us thereafter that you want to receive notices and disclosures only in paper format. The procedure to inform us of your decision to receive future notices and disclosures in paper format and withdraw your consent to receive notices and disclosures electronically is described below.

Consequences of changing your mind

If you elect to receive notices and disclosures only in paper format, it will slow the speed at which we can complete certain steps in transactions with you and provide services to you because we will need first to send the required notices or disclosures to you in paper format, and then wait until we receive back from you your acknowledgment of receipt of such paper notices or disclosures. To let us know that you are changing your mind, you must withdraw your consent using the DocuSign “Withdraw Consent” form on the signature page of a DocuSign envelope instead of signing it. This will indicate to us that you have withdrawn your consent to receive notices and disclosures electronically from us and you will no longer be able to use the DocuSign system to receive notices and consents electronically from us or to electronically sign documents sent by us.

[*****] Confidential information redacted

All notices and disclosures will be sent to you electronically

Unless you tell us otherwise in accordance with the procedures described herein, we will electronically send you through the DocuSign system all required notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to you during the course of our relationship with you. To reduce the chance of you inadvertently not receiving any notice or disclosure, we prefer to provide all of the required notices and disclosures to you using the same method and to the same address you have informed us. Thus, you can receive all the disclosures and notices electronically or in paper format through the paper mail delivery system. If you do not agree with this process, let us know as described below. Also see the paragraph immediately above that describes the consequences if you elect not to receive notices and disclosures electronically from us.

How to contact UOL—UNIVERSO ONLINE S/A:

You may contact us to let us know of your changes on how we should contact you electronically, to request paper copies of certain information from us, and to withdraw your prior consent to receive notices and disclosures electronically, as provided below:

You may contact us through the e-mail address: [*****]

To inform UOL—UNIVERSO ONLINE S/A of your new e-mail address:

To let us know of a change in your e-mail address to which we should send notices and disclosures electronically to you, you must send us an e-mail to [*****] and provide: your previous e-mail address and your new e-mail address. We do not require any other information from you to change your e-mail address.

In addition, you must notify DocuSign, Inc. in order to reflect your new e-mail address in your DocuSign account by following the process for changing e-mail in the DocuSign system.

To request paper copies from UOL—UNIVERSO ONLINE S/A:

To request us to send you paper copies of the notices and disclosures previously provided by us to you electronically, you must send us an e-mail to [*****] and provide: your e-mail address, full name, Brazil Postal address, and telephone number. We will charge you for the amount of the copies, if applicable.

To withdraw your consent to UOL—UNIVERSO ONLINE S/A:

To inform us that you no longer want to receive future notices and disclosures in electronic format you may:

(i)	refuse to sign a document in your DocuSign session, and on the subsequent page, select the check-box indicating you wish to withdraw your consent; or you may

(ii)

send us an e-mail and provide your e-mail address, full name, Brazil Postal Address, and telephone number. We do not need any other information from you to withdraw consent. The consequences of your withdrawing consent for online documents will be that transactions may take longer to process.

[*****] Confidential information redacted

Required hardware and software**:

(i)	Operating Systems: Windows® 2000, Windows® XP, Windows Vista®; Mac OS®

(ii)	Browsers: Latest versions Internet Explorer® 6.0 or above (only Windows); Mozilla Firefox 2.0 or above (Windows and Mac); Safari™ 3.0 or above (only Mac)

(iii)	PDF readers: Acrobat® or similar software may be required to view and print PDF files.

(iv)	Screen Resolution: 800 x 600 minimum

(v)	Enabled Security Settings: Allow per session cookies

** These minimum requirements are subject to change. If these requirements change, you will be asked to re-accept the disclosure. Pre-release (e.g. beta) versions of operating systems and browsers are not supported.

Acknowledging your access and consent to receive materials electronically:

To confirm to us that you can access this information electronically, which will be similar to other electronic notices and disclosures that we will provide to you, please make sure you read this electronic disclosure and are able to print on paper or electronically save this page for your future reference and access or are able to e-mail this disclosure and consent to an e-mail address in which you will be able to print on paper or save this page for your future reference and access. Further, if you consent to receiving notices and disclosures exclusively in electronic format under the terms and conditions described above, let us know by clicking the “I agree” button below.

By checking the “I agree” box, I confirm that:

(i)	I can access and read this Electronic CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND CONSUMER SIGNATURE DISCLOSURES; and

(ii)	I can print on paper the disclosure or save or send the disclosure to a place where I can print it, for future reference and access; and

(iii)

Until or unless I notify UOL—UNIVERSO ONLINE S/A as described above, I consent to receive exclusively through electronic means all notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to me by UOL—UNIVERSO ONLINE S/A during the course of my relationship with you.